                                                                    EXHIBIT 10.3


                                  Translation



             Agreement on Subscription and Contribution of Capital

                                 by and between


BROKAT Aktiengesellschaft, Stuttgart

- hereinafter referred to as "BROKAT"

                                      and

1.  Dr. Andreas von Aufschnaiter

2.  Jozsef Bugovics

3.  Dr. Christoph Bulfon

4.  Andreas Kinsky

5.  Philipp A. Schoeller

6.  Dr. Nikolaus von Seemann

7.  SBF Sachsische Beteiligungsfond GmbH

8.  Roman E. Kainz

9.  GCI Management GmbH

- hereinafter referred to as "ME Shareholders" -



                                    Recitals

  1. BROKAT is a stock corporation recorded in the Register of Companies of the Local Court of Stuttgart under no. HRB 19292. The capital stock amounts to DM 40,860,665 (in words: Deutschmarks forty million eight hundred and sixty thousand six hundred and sixty-five) and is sub-divided into 8,172,133 shares of no par value.

     The shares of BROKAT have been admitted to trading on the regulated market since 16 September 1998 when trading commenced at the Neuer Markt of the Frankfurt Stock Exchange. Listing commenced at the Neuer Markt on 17 September 1998.

     BROKAT develops and markets software and hardware solutions in particular for the safe transfer of data in heterogeneous inter-company data networks and intra-company data networks. The corporate enterprise has developed positively during the course of the past few years and has attained the position of market leader in the market segment it services in Germany. BROKAT is endeavoring to expand the competitive position attained both nationally and internationally.

  2. MeTechnology Europe GmbH (hereinafter referred to as "ME") is a company recorded in the Register of Companies of the Local Court of Leipzig under no. HRB 14868. The capital stock of ME amounts to DM 150,000 (in words:
     Deutschmarks one hundred and fifty thousand) and is sub-divided into the following shares:

     One share with a par value of DM 3,700
     One share with a par value of DM 3,800
     One share with a par value of DM 7,500
     One share with a par value of DM 15,000
     One share with a par value of DM 25,000
     One share with a par value of DM 12,500
     One share with a par value of DM 24,000
     One share with a par value of DM 6,000
     One share with a par value of DM 7,500
     One share with a par value of DM 7,500
     One share with a par value of DM 6,000
     One share with a par value of DM 21,000
     One share with a par value of DM 5,000
     One share with a par value of DM 5,000
     One share with a par value of DM 500
     Sum total of shares:          DM 150,000

     - hereinafter collectively referred to as "ME Shares"

     All shares in ME are held by ME Technology Aktiengesellschaft, Bienitz (hereinafter "ME AG") which is thus sole shareholder in ME.

     The capital stock of ME AG amounts to DM 1 million and is sub-divided into 200,000 shares. The sole shareholders in ME AG are:

     (1)  Dr. Andreas von Aufschnaiter            holding  10,000  shares
     (2)  Jozsef Bugovics                         holding  30,000  shares
     (3)  Dr. Christoph Bulfon                    holding  40,000  shares
     (4)  Philipp A. Schoeller                    holding  36,000  shares
     (5)  Andreas Kinsky                          holding   6,000  shares
     (6)  Dr. Nikolaus Seemann Ritter
          von Treuenwart                          holding  50,000  shares
     (7)  SBF Sachsische
          Beteiligungsfond GmbH                   holding  10,000  shares
     (8)  Roman E. Kainz                          holding  10,000  shares
     (9)  GCI Management GmbH                     holding   8,000  shares

     The foregoing shares in ME AG are hereinafter referred to as "ME Shares"

  3. ME also develops and markets software and hardware solutions for processing transactions in electronic networks. The business activity of ME focuses principally on the banking sector. ME is currently undergoing a phase of intense growth and also anticipates increasing demand and a high degree of acceptance for its products and services.

  4. ME AG and BROKAT intend to merge in order to obtain synergy benefits. The capital stock of BROKAT is to be increased for this purpose and the ME Shares are to be taken over during the course of the capital increase against a non-cash contribution by BROKAT.

     The Management Board of BROKAT appointed the firm of auditors and tax consultants Bansbach Schubel Brosztl & Partner GmbH Wirtschaftsprufungs-gesellschaft

     Steuerberatungsgesellschaft, Stuttgart (hereinafter referred to as "BSB") to assess the value of the ME Shares and the number of new BROKAT Shares appropriate to the corporate value of BROKAT. On the basis of this expertise produced by BSB, BROKAT and the ME Shareholders mutually agreed to increase the capital stock of BROKAT by DM 3,887,290 from the amount of DM 40,860,665 pertaining hitherto to DM 44,747,955 by issuing 777,458 individual share certificates to the ME Shareholders against the contribution of the ME Shares.

Now wherefore the parties hereto hereby enter into the following Agreement on Subscription and Contribution of Capital.

                                     (S) 1
              Authorized Capital, Resolution on Increasing Capital

  1. Pursuant to the resolution adopted by the extraordinary shareholders' meeting of BROKAT on 17 August 1998 (item 4 on the agenda) the Management Board of the company is authorized to increase with the approval of the Supervisory Board the capital stock in the period prior to 30 June 2003 through the issue of new shares in return for cash and non-cash contributions one or more times by a total of up to DM 16,064,265 (Authorized Capital I). The Management Board is further authorized to decide on any exclusion of subscription rights of the shareholders with the approval of the Supervisory Board. The Authorized Capital I was recorded in the entry of the company in the Commercial Register on 15 September 1998. The foregoing authorization was first exercised in accordance with a resolution of the Management Board of 01 October 1998 and the stock capital of the company increased by exploiting the authorized capital by DM 700,000 and increasing the capital stock from DM 40,160,665 (in words: Deutschmarks forty million one hundred and sixty thousand six hundred and sixty-five) to DM 40,860,665 (in words: Deutschmarks forty million eight hundred and sixty thousand six hundred and sixty-five) through the issue of 140,000 new bearer shares of no par value with a calculated share in the capital stock of DM 5.00 each. The execution of the capital increase was recorded in the Company's entry in the Commercial Register on 27 October 1998.

  2. For the purpose of taking over the ME Shares by means of a capital increase against non-cash contribution in accordance with the terms of the record appended hereto as Schedule EV 1, the Management Board of BROKAT shall
                        -------------
     adopt the following resolution on further increasing the capital stock of BROKAT from the Authorized Capital I:

       (1) The capital stock of the Company in an amount of DM 40,860,665 (in words: Deutschmarks forty million eight hundred and sixty thousand six hundred and sixty-five) sub-divided into 8,172,133 shares of no par value shall be increased by exploiting the authorized capital by means of non-cash contributions of DM 3,887,290, increasing the capital stock to DM 44,747,955 (in words: Deutschmarks forty-four million seven hundred and forty-seven thousand nine hundred and fifty-five) by issuing 777,458 new bearer shares of no par value (hereinafter also referred to as "BROKAT Shares") with a calculated share in the capital stock of DM 5.00 each.

       (2) The new shares shall participate in profits with effect from 01 January 1999.

       (3) The statutory subscription right of the shareholders shall be excluded. The new shares shall be subscribed to and taken over by the ME Shareholders as follows:

           (1) Dr. Andreas von Aufschnaiter [_Address]   38,874  shares

           (2) Jozsef Bugovics              [_Address]  116,618  shares

           (3) Dr. Christoph Bulfon         [_Address]  155,491  shares

           (4) Philipp A. Schoeller         [_Address]  139,943  shares

           (5) Andreas Kinsky               [_Address]   23,324  shares

           (6) Dr. Nikolaus Seemann Ritter
               von Treuenwart               [_Address]  194,364  shares

           (7) SBF Sachsische
               Beteiligungsfond GmbH        [_Address]   38,873  shares

           (8) Roman E. Kainz               [_Address]   38,873  shares

           (9) GCI Management GmbH          [_Address]   31,098  shares

          Total                                         777,458  shares

       (4) The non-cash contributions shall be effected by transferring to the company the ME Shares and thus the entire capital stock of MeTechnology AG, recorded in the Commercial Register of the Local Court of Leipzig under no. HRB 14687, as follows:


           (1) Dr. Andreas von Aufschnaiter     10,000  ME Shares

           (2) Jozsef Bugovics                  30,000  ME Shares

           (3) Dr. Christoph Bulfon             40,000  ME Shares

           (4) Philipp A. Schoeller             36,000  ME Shares

           (5) Andreas Kinsky                    6,000  ME Shares

           (6) Dr. Nikolaus Seemann Ritter
               von Treuenwart                   50,000  ME Shares

           (8) SBF Sachsische
               Beteiligungsfond GmbH            10,000  ME Shares

           (8) Roman E. Kainz                   10,000  ME Shares

           (9) GCI Management GmbH               8,000  ME Shares


          The contribution of the ME Shares by the ME Shareholders shall be commercially effective as from the date of transfer to the company and have a right to participate in profits as from 1 January 1999.

          Paragraphs (1) to (4) above shall hereinafter be referred to as "Resolution on Capital Increase"

                                     (S) 2
                 Subscription and Takeover Obligation, Warranty

       1. The ME Shareholders hereby undertake to

          (1) take over the BROKAT Shares in accordance with the terms of the subscription slip appended hereto as Schedule EV 2,
                                                   -------------

          (2) and to transfer the ME Shares to BROKAT for the purpose of performance of and final compliance with the contribution obligation undertaken therein by means of non-cash contribution.

       2. The ME Shareholders provide a warranty with respect to the ME Shares in accordance with the terms of the Warranty Agreement appended as Schedule EV 3 which was signed on 17 May 1999 (hereinafter referred to
          -------------
          as "Warranty Agreement"). The assertion by BROKAT of any or further claims other than the claims provided for in this Agreement and in the Contribution and Warranty Agreement irrespective of the legal ground therefor shall be excluded.

                                     (S) 3
                                  Contribution

     1. The ME Shareholders hereby transfer the ME Shares to BROKAT.

     2. The ME Shares shall be transferred with effect from the effective date hereof pursuant to (S) 5.

     3. The profit accruing on the ME Shares shall be due to BROKAT with effect from 1 January 1999.

                                     (S) 4
                                 Consideration

     1. In consideration of the ME Shareholders' contributing the ME Shares pursuant to (S) 2 paragraph 1, BROKAT shall grant to the ME Shareholders BROKAT shares free of charge in accordance with the terms of the Resolution on Capital Increase.

     2. The BROKAT Shares to be issued to the ME Shareholders are with profits with effect from 1 January 1999. BROKAT shall apply for and keep pending the BROKAT Shares' admission to trading on the regulated market when trading commences at the Neuer Markt of the Frankfurt Stock Exchange by 7 July 1999 at the latest.

     3. The ME Shareholders have taken note of the sales prospectus dated 7 September 1998 published by BROKAT in September 1998. BROKAT warrants that the information contained in this sales prospectus is complete and correct in accordance with the provisions of the law on prospectus liability, insofar as not in conflict with overriding, mandatory legislation, in particular provisions of the Corporation Act on raising and maintaining capital. ME Shareholders are precluded from asserting any or further claims on account of the BROKAT Shares irrespective of the legal ground therefor.

                                     (S) 5
                              Condition Precedent

     This Agreement shall become effective as soon as the Management Board of BROKAT has adopted the legally valid Resolution on Capital Increase.

                                     (S) 6
                                Final Provisions

     1. Each of the parties hereto shall bear the costs arising to that party, in particular the costs of its advisers, itself.

     2. Alterations and modifications to this Agreement including any such alterations and modifications to this clause itself must be made in writing to be legally valid, save as where a more stringent form is imposed by law; in such a case this more stringent form must be complied with.

     3. If any provisions contained herein should be ineffective or unenforceable, this shall not affect the validity of the remaining provisions hereof. This shall also apply if it should transpire that this Agreement contains a gap. A reasonable ruling shall be deemed to replace the ineffective or unenforceable provisions or to complete the gap which forms the closest equivalent to the intention of the parties or which they would have intended in accordance with the spirit and purpose of this Agreement if they had considered the issue when the Agreement was entered into or when a provision was included at a later date.

     Frankfurt am Main/Munich/Stuttgart, 20/21 May 1999


     On behalf of BROKAT by virtue of a power of attorney conferred orally and promising to submit a written authority [handwritten]: power of attorney at a later time:

     [signed]
     Dr. Peter Ladwig

     On behalf of

     a) Vendors nos. 1, 2, 4 to 6 and 9 by virtue of a power of attorney conferred and promising to submit the written authority of those persons represented at a later time and on his own behalf and

     b)

     c) On behalf of SBF Sachsische Beteiligungsfond GmbH by virtue of a telefax copy of a power of attorney as appended hereto:

     [signed]
     Dr. Christoph Bulfon


     On behalf of Mr. Roman E. Kainz by virtue of a telefax copy of a power of attorney as appended hereto:

     Dr. Hermann Schlindwein

                                  Translation



                                    BYLAWS



                                      of



                     BROKAT Infosystems Aktiengesellschaft



                                   Stuttgart

                                      I.
                              General Provisions

                                     (S) 1
                  Corporate Name, Registered Office, Duration


(1)  The Company shall bear the corporate name:

                    BROKAT Infosystems Aktiengesellschaft."

(2)  The Company shall have its registered office in Stuttgart.

(3)  The Company is hereby established for an indefinite period of time.


                                     (S) 2
                               Corporate Purpose

(1)  The corporate purpose of the Company shall encompass:

     (a)  the development and sale of software and hardware solutions;

     (b) consulting on the application and use of software and hardware solutions for secure data transmission in heterogeneous internal company-wide networks and intra-company networks;

     (c) the acquisition and sale of software and hardware solutions, whether directly or indirectly, by taking shares in or acquiring companies whose corporate purpose consists of the activities mentioned under item a) or b) above.

(2) The Company may conduct all transactions which are suited directly or indirectly to promote the corporate purpose. The Company may form, acquire, take shares in and manage the business of companies of the same or similar type.

(3) The Company may establish branch offices within Germany and abroad. Such branch offices may bear a corporate name which varies in whole or in part from the corporate name of the principal office.

                                     (S) 3
                                Financial Year

The financial year of the Company shall run from 01 July of a calendar year to 30 June of the following calendar year.


                                      II.
                           Capital Stock and Shares


                                     (S) 4
                                 Capital Stock

(1) The Company's capital stock shall amount to DM 44,747,955 (in words: forty-four million seven hundred and forty-seven thousand nine hundred and fifty-five deutschmarks) and shall be divided into 8,949,591 no-par-value shares.

(2) The Management Board shall be authorized to increase with the approval of the Supervisory Board the capital stock in the period prior to 30 June 2003 through the issue of new shares in return for cash and non-cash contributions one or more times by a total of up to DM 11,476,975 (Authorized Capital I). The Management Board shall decide on any exclusion of subscription rights with the approval of the Supervisory Board. The Supervisory Board shall be authorized to modify the wording of the Bylaws in accordance with the scope of the capital increase from authorized capital.

(3) The Management Board shall be authorized to increase with the approval of the Supervisory Board the capital stock in the period prior to 30 June 2003 through the issue of new shares in return for cash and non-cash contributions one or more times by a total of up to DM 4,016,065.00 (Authorized Capital II). The full scope of shareholders' subscription rights may be excluded provided that the issue price of the new shares on the date of the final determination of the issue price is not materially below the market price of shares of the same class which were previously listed on the stock exchange. The Supervisory Board shall be authorized to modify the wording of the Bylaws in accordance with the scope of the capital increase from authorized capital.

(4) The capital stock shall be conditionally increased by up to DM 4,016,065 through the issue of up to 803,213 shares. The conditional capital increase shall serve to grant options to Management Board members and employees of BROKAT Infosystems AG as well as to members of the management and employees of affiliated companies in accordance with the resolutions of the shareholders adopted at the General Meeting of 03 September 1998. The conditional capital increase shall be carried out to the extent that the holders of option rights avail themselves of their rights. The new shares shall entitle their holders to dividends from the start of the financial year in which the new shares arise through the exercise of the option rights.


                                     (S) 5
                       Common Provisions for All Shares

(1) In the event of a capital increase, the entitlement to dividends associated with new shares may be determined at variance with Section 60, paragraph
     (2), sentence 3 of the Corporation Act.

(2) The Management Board shall decide with the approval of the Supervisory Board on provisions regarding the issue, form and content of share certificates and dividend and renewal certificates.

(3) No claim shall exist to representation of shares by certificates. With the approval of the Supervisory Board, the Management Board may limit or exclude the representation of shares by certificates. In the event a shareholder requests that shares be represented by certificates at variance therewith, such shareholder must bear the costs of the share certificates.

(4)  Shares shall be bearer shares.


                                     III.
                             The Management Board


                                     (S) 6
                           Management Board Members

The Management Board of the Company shall consist of one or more persons. Without prejudice to any mandatory legal provisions, the Supervisory Board shall determine the number of members of the Management Board. Alternate Management Board members may be appointed. The Supervisory Board may appoint a chairperson and one or more vice chairpersons of the Management Board.


                                     (S) 7
                            Power of Representation

In the event only one Management Board member has been appointed, such member shall represent the Company alone. In the event several Management Board members have been appointed, the Company shall be represented by two Management Board members jointly or by one Management Board member acting jointly with a holder of commercial powers of attorney [Prokurist]. The Supervisory Board may delegate to one, several or all Management Board members the power to represent the Company alone. The Supervisory Board may empower Management Board members generally or in any specific case to conclude legal transactions simultaneously on behalf of the Company and as a representative of a company affiliated with the Company in the terms of Section 15 of the Corporation Act.


                                     (S) 8
                                  Management

The Management Board shall conduct the business of the Company in accordance with the provisions of law, these Bylaws and the rules of procedure of the Management Board to be issued by the Supervisory Board.


                                      IV.
                             The Supervisory Board

                                     (S) 9
                           Supervisory Board Members

(1)  The Supervisory Board shall consist of 6 (six) members.

(2) The election shall be made for the longest term permissible in accordance with Sections 30 and 102 of the Corporation Act, unless the shareholders in General Meeting determine a shorter term of office during the election. Supervisory Board members may be re-elected.

(3) In the event any member elected by the shareholders in General Meeting withdraws from the Supervisory Board prior to the expiration of his or her term of office, a new election shall be held for such member at the next General Meeting of shareholders, unless an alternate member has moved up for the withdrawn member. The term of office of the newly elected member or of any alternate member who has moved up shall be for the residual term of office of the withdrawn member.

(4) The shareholders in General Meeting may elect alternate members for the Supervisory Board members to be elected by the shareholders in the event Supervisory Board members withdraw prior to the expiration of their term of office.

(5) After the close of each financial year, the Supervisory Board members shall receive fair remuneration which shall be determined by resolutions of the shareholders in General Meeting. Such determination shall apply until the shareholders resolve otherwise in General Meeting.

(6) The Company shall reimburse the Supervisory Board members for their outlays. Outlays shall also include any turnover tax incurred on remuneration, provided the member of the Supervisory Board is entitled to invoice turnover tax separately and has exercised such right.


                                    (S) 10
                                  Resignation

Each member of the Supervisory Board may resign from his or her office upon giving one month's notice effective from the end of any month by way of a declaration to be addressed to the chairperson of the Supervisory Board or to the Management Board.


                                    (S) 11
                                     Chair

(1) The Supervisory Board shall elect a chairperson and one or more vice chairpersons for the term of office of the person elected as a Supervisory Board member. The election shall be made at a meeting directly following the General Meeting at which the members to be newly elected by the shareholders are elected. No special invitation to such meeting shall be required. In the event the chairperson or one of the elected vice chairpersons withdraws from his or her office during the course of his or her term of office, the Supervisory Board must immediately hold a new election for the withdrawn member.

(2) Declarations of intent of the Supervisory Board and the committees thereof shall be issued in the name of the Supervisory Board by the chairperson thereof. Only the Supervisory Board chairperson shall be authorized to take delivery of declarations addressed to the Supervisory Board.

                                    (S) 12
                   Convocation of Supervisory Board Meetings

The meetings of the Supervisory Board shall be convoked in writing or by telefax by the chairperson observing a notice period of two weeks. The individual items on the agenda must be specified in the invitation. In case of urgency, the notice period may be reduced and the convocation may be made by telephone or e-mail.


                                    (S) 13
                                  Resolutions

(1) Resolutions of the Supervisory Board shall be adopted at meetings. Resolutions of the Supervisory Board may only be adopted in writing, by telephone, telefax or e-mail provided that no member of the Supervisory Board objects to such procedure.

(2) A quorum of the Supervisory Board shall be constituted when half of the members of which the Supervisory Board consists as a whole participate in the vote personally or through written ballot. A member shall also participate in the vote when such member abstains from voting.

(3) Unless a larger majority is determined by these Bylaws, the resolutions of the Supervisory Board shall require a simple majority of the votes cast. In the event of a parity of votes, the vote of the Supervisory Board chairperson shall be decisive; with regard to elections, ties shall be decided by drawing lots.

     The chairperson shall chair the meetings of the Supervisory Board. The chairperson shall determine the order in which the items on the agenda are to be discussed as well as the type and order of the voting. These provisions shall apply accordingly to votes in writing, by telephone, telefax or e-mail.

(4) Minutes must be kept of the meetings of the Supervisory Board; such minutes must be signed by the chairperson of the Supervisory Board. The Supervisory Board chairperson must sign the minutes to be kept on resolutions adopted in writing or by telephone or e-mail.


                                    (S) 14
                            Modification of Bylaws

The Supervisory Board shall be authorized to adopt any modifications of these Bylaws which only affect the wording hereof.

                                      V.
                        General Shareholders' Meetings

                                    (S) 15
                           Place of General Meetings

General Shareholders' Meetings of the Company shall take place at the Company's registered office or at the location of a German stock exchange.


                                    (S) 16
                                  Convocation

General Shareholders' Meetings shall be convoked by the Management Board. The convocation must be published in business newspapers, specifying the agenda, at least one month before the final deposit date ((S) 17(1) hereof), whereby the convocation date and the deposit date shall not be counted thereby.


                                    (S) 17
                               Deposit of Shares

(1) Only shareholders who deposit their shares prior to the end of normal business hours by the fifth business day prior to the meeting date at the latest with the Company, a German notary public or a bank for central deposit of securities or with the other agents designated in the convocation to the General Meeting and leave their shares there until the conclusion of the General Meeting shall be entitled to participate in General Meetings and exercise voting rights. In the event the final day of the period falls on a Saturday, Sunday or a state-recognized holiday at the place of deposit, the respectively preceding business day shall replace such day.

(2) In the event shares are deposited with a German notary public of with a bank for central deposit of securities, the confirmation to be issued thereby must be submitted to the Company cashier on the first business day after the expiration of the deposit period at the latest.

(3) Deposit with a depositary shall be satisfied by the shares being frozen at a bank with the consent of the depositary on the latter's behalf until the conclusion of the General meeting.

(4) Insofar as no share certificates have been issued, the Management Board shall determine in the invitation to the General Meeting the conditions under which the shareholders may exercise their voting and motion rights at the General Meeting.

(5) Saturday shall not be considered a business day under the terms of the above provisions.


                                    (S) 18
                                 Chair, Voting

(1) The chairperson of the Supervisory Board, a vice chairperson, or any other member determined by the Supervisory Board shall chair General Shareholders' Meetings. In the event no member of the Supervisory Board assumes the chair, the person to chair the meeting shall be elected under the direction of the oldest shareholder present.

(2) The chairperson of the Meeting may determine an order for the discussion of the items on the agenda which varies from the announced agenda. Such person may furthermore determine the type and form of the voting.

(3) Unless a larger majority is mandatory as prescribed by law or these Bylaws, the resolutions of shareholders at General Meetings shall be adopted by a simple majority of the votes cast. Insofar as the Corporation Act further prescribes a majority of the capital stock represented during the vote in order to adopt resolutions, the simple majority of the capital represented shall be sufficient, unless a larger capital majority is mandatory as prescribed by law.


                                    (S) 19
                                 Voting Rights

Each share shall grant the holder one vote. The voting right shall commence upon the full payment of the contribution.

                                      VI.
                          Appropriation of Net Income


                                    (S) 20
                             Transfer to Reserves

In the event the Management and Supervisory Boards approve the annual financial statements, up to half of the net income may be transferred to other revenue reserves. The Management and Supervisory Boards shall moreover be empowered to transfer up to a further one quarter of the net income to other revenue reserves in accordance with Section 58(2) of the Corporation Act.


                                     VII.
                               Final Provisions

                                    (S) 21
                              Formation Expenses

The Company shall bear the formation expenses up to an amount of DM 160,000.


                                    (S) 22
                                    Notices

Notices of the Company shall be made in the Bundesanzeiger [German Federal Gazette] and, insofar as such is necessary based on the admission of the Company's shares to any German or foreign stock exchange, also in a national daily newspaper (official stock exchange bulletin).

***

                                  Translation



             Agreement on Subscription and Contribution of Capital

                                by and between


BROKAT Aktiengesellschaft, Stuttgart

- hereinafter referred to as "BROKAT"

and

1.   Dr. Andreas von Aufschnaiter

2.   Jozsef Bugovics

3.   Dr. Christoph Bulfon

4.   Andreas Kinsky

5.   Philipp A. Schoeller

6.   Dr. Nikolaus von Seemann

7.   SBF Sachsische Beteiligungsfond GmbH

8.   Roman E. Kainz

9.   GCI Management GmbH

- hereinafter referred to as "ME Shareholders" -



                                   Recitals

1. BROKAT is a company limited by shares recorded in the Register of Companies of the Local Court of Stuttgart under no. HRB 19292. The capital stock amounts to DM 40,860,665 (in words: Deutschmarks forty million eight hundred and sixty thousand six hundred and sixty-five) and is sub-divided into 8,172,133 shares of no par value.

     The first listing of the BROKAT shares on the regulated market at the Neuer Markt of the Frankfurt Stock Exchange was on 16 September 1998. Listing commenced at the Neuer Markt on 17 September 1998.

     BROKAT develops and markets software and hardware solutions in particular for the secure transfer of data in heterogeneous inter-company data networks and intra-company data networks. The corporate enterprise has developed positively during the course of the past few years and has attained the position of market leader in the market segment it services in Germany. BROKAT is endeavoring to expand the competitive position attained both nationally and internationally.

2. MeTechnology Europe GmbH (hereinafter referred to as "ME") is a company recorded in the Register of Companies of the Local Court of Leipzig under no. HRB 14868. The capital stock of ME amounts to DM 150,000 (in words:
     Deutschmarks one hundred and fifty thousand) and is sub-divided into the following shares:

     One share with a par value of DM 3,700
     One share with a par value of DM 3,800
     One share with a par value of DM 7,500
     One share with a par value of DM 15,000
     One share with a par value of DM 25,000
     One share with a par value of DM 12,500
     One share with a par value of DM 24,000
     One share with a par value of DM 6,000
     One share with a par value of DM 7,500
     One share with a par value of DM 7,500
     One share with a par value of DM 6,000
     One share with a par value of DM 21,000
     One share with a par value of DM 5,000
     One share with a par value of DM 5,000
     One share with a par value of DM 500
     Sum total of shares:    DM 150,000

     - hereinafter collectively referred to as "ME Shares"

     All shares in ME are held by ME Technology Aktiengesellschaft, Bienitz (hereinafter "ME AG") which is thus sole shareholder in ME.

     The capital stock of ME AG amounts to DM 1 million and is sub-divided into 200,000 shares. The sole shareholders in ME AG are:

(1)  Dr. Andreas von Aufschnaiter holding    10,000  shares
(2)  Jozsef Bugovics                holding  30,000  shares
(3)  Dr. Christoph Bulfon           holding  40,000  shares
(4)  Philipp A. Schoeller           holding  36,000  shares
(5)  Andreas Kinsky                 holding   6,000  shares
(6)  Dr. Nikolaus Seemann Ritter
     von Treuenwart                 holding  50,000  shares
(7)  SBF Sachsische
     Beteiligungsfond GmbH          holding  10,000  shares
(8)  Roman E. Kainz                 holding  10,000  shares
(9)  GCI Management GmbH            holding   8,000  shares

     The foregoing shares in ME AG are hereinafter referred to as "ME Shares"

3. ME also develops and markets software and hardware solutions for processing transactions in electronic networks. The business activity of ME focuses principally on the banking sector. ME is currently undergoing a phase of intense growth and also anticipates increasing demand and a high degree of acceptance for its products and services.

4. ME AG and BROKAT intend to merge in order to obtain synergy benefits. The capital stock of BROKAT is to be increased for this purpose and the ME Shares are to be taken over during the course of the capital increase against a non-cash contribution by BROKAT.

     The Management Board of BROKAT appointed the firm of auditors and tax consultants Bansbach Schubel Brosztl & Partner GmbH Wirtschaftsprufungs-gesellschaft Steuerberatungsgesellschaft, Stuttgart (hereinafter referred to as "BSB") to assess the value of the ME Shares and the number of new BROKAT Shares appropriate to the corporate value of BROKAT. On the basis of this expertise produced by BSB, BROKAT and the ME Shareholders mutually agreed to increase the capital stock of BROKAT by DM 3,887,290 from the amount of DM 40,860,665 pertaining hitherto to DM 44,747,955 by issuing 777,458 individual share certificates to the ME Shareholders against the contribution of the ME Shares.

Now wherefore the parties hereto hereby enter into the following Agreement on Subscription and Contribution of Capital.

                                     (S) 1
             Authorized Capital, Resolution on Increasing Capital

1. Pursuant to the resolution adopted by the extraordinary shareholders' meeting of BROKAT on 17 August 1998 (item 4 on the agenda) the Management Board of the company is authorized to increase with the approval of the Supervisory Board the capital stock in the period prior to 30 June 2003 through the issue of new shares in return for cash and non-cash contributions one or more times by a total of up to DM 16,064,265 (Authorized Capital I). The Management Board is further authorized to decide on any exclusion of subscription rights of the shareholders with the approval of the Supervisory Board. The Authorized Capital I was recorded in the entry of the company in the Commercial Register on 15 September 1998. The foregoing authorization was first exercised in accordance with a resolution of the Management Board of 01 October 1998 and the stock capital of the company increased by exploiting the authorized capital by DM 700,000 and increasing the capital stock from DM 40,160,665 (in words: Deutschmarks forty million one hundred and sixty thousand six hundred and sixty-five) to DM 40,860,665 (in words: Deutschmarks forty million eight hundred and sixty thousand six hundred and sixty-five) through the issue of 140,000 new bearer shares of no par value with a calculated share in the capital stock of DM 5.00 each. The execution of the capital increase was recorded in the Company's entry in the Commercial Register on 27 October 1998.

2. For the purpose of taking over the ME Shares by means of a capital increase against non-cash contribution in accordance with the terms of the record appended hereto as Schedule EV 1, the Management Board of BROKAT shall
                        -------------
     adopt the following resolution on further increasing the capital stock of BROKAT from the Authorized Capital I:

     (1) The capital stock of the Company in an amount of DM 40,860,665 (in words: Deutschmarks forty million eight hundred and sixty thousand six hundred and sixty-five) sub-divided into 8,172,133 shares of no par value shall be increased by exploiting the authorized capital by means of non-cash contributions of
          DM 3,887,290, increasing the capital stock to DM 44,747,955 (in words:
          Deutschmarks forty-four million seven hundred and forty-seven thousand nine hundred and fifty-five) by issuing 777,458 new bearer shares of no par value (hereinafter also referred to as "BROKAT Shares") with a calculated share in the capital stock of DM 5.00 each.

     (2) The new shares shall participate in profits with effect from 01 January 1999.

     (3) The statutory subscription right of the shareholders shall be excluded. The new shares shall be subscribed to and taken over by the ME Shareholders as follows:


         (1)    Dr. Andreas von Aufschnaiter  [_Address]   38,874  shares

         (2)    Jozsef Bugovics               [_Address]  116,618  shares

         (3)    Dr. Christoph Bulfon          [_Address]  155,491  shares

         (4)    Philipp A. Schoeller          [_Address]  139,943  shares

         (5)    Andreas Kinsky                [_Address]   23,324  shares

         (6)    Dr. Nikolaus Seemann Ritter
                von Treuenwart                [_Address]  194,364  shares

         (7)    SBF Sachsische
                Beteiligungsfond GmbH         [_Address]   38,873  shares

         (8)    Roman E. Kainz                [_Address]   38,873  shares

         (9)    GCI Management GmbH           [_Address]   31,098  shares

         Total                                            777,458  shares

     (4) The non-cash contributions shall be effected by transferring to the company the ME Shares and thus the entire capital stock of MeTechnology AG, recorded in the Commercial Register of the Local Court of Leipzig under no. HRB 14687, as follows:

         (1)    Dr. Andreas von Aufschnaiter  10,000  ME Shares

         (2)    Jozsef Bugovics               30,000  ME Shares

         (3)    Dr. Christoph Bulfon          40,000  ME Shares

         (4)    Philipp A. Schoeller          36,000  ME Shares

         (5)    Andreas Kinsky                 6,000  ME Shares

         (6)    Dr. Nikolaus Seemann Ritter
                von Treuenwart                50,000  ME Shares

         (7)    SBF Sachsische
                Beteiligungsfond GmbH         10,000  ME Shares

         (8)    Roman E. Kainz                10,000  ME Shares

         (9)    GCI Management GmbH            8,000  ME Shares


         The contribution of the ME Shares by the ME Shareholders shall be commercially effective as from the date of transfer to the company and have a right to participate in profits as from 01 January 1999.

                Paragraphs (1) to (4) above shall hereinafter be referred to as
                                               "Resolution on Capital Increase"

                                     (S) 2
                Subscription and Takeover Obligation, Warranty

1.   The ME Shareholders hereby undertake to

     (1) take over the BROKAT Shares in accordance with the terms of the subscription slip appended hereto as Schedule EV 2,
                                              -------------

     (2) and to transfer the ME Shares to BROKAT for the purpose of performance of and final compliance with the contribution obligation undertaken therein by means of non-cash contribution.

2. The ME Shareholders provide a warranty with respect to the ME Shares in accordance with the terms of the Warranty Agreement appended as Schedule EV
                                                                     -----------
     3 which was signed on 17 May 1999 (hereinafter referred to as "Warranty
     -
     Agreement"). The assertion by BROKAT of any or further claims other than the claims provided for in this Agreement and in the Contribution and Warranty Agreement irrespective of the legal ground therefor shall be excluded.

                                     (S) 3
                                 Contribution

1.   The ME Shareholders hereby transfer the ME Shares to BROKAT.

2. The ME Shares shall be transferred with effect from the effective date hereof pursuant to (S) 5.

3. The profit accruing on the ME Shares shall be due to BROKAT with effect from 01 January 1999.

                                     (S) 4
                                 Consideration

1. In consideration of the ME Shareholders' contributing the ME Shares pursuant to (S) 2 paragraph 1, BROKAT shall grant to the ME Shareholders BROKAT shares free of charge in accordance with the terms of the Resolution on Capital Increase.

2. The BROKAT Shares to be issued to the ME Shareholders are with profits with effect from 01 January 1999. BROKAT shall apply for and keep pending the first listing of the BROKAT Shares on the regulated market at the Neuer Markt of the Frankfurt Stock Exchange by 7 July 1999 at the latest.

3. The ME Shareholders have taken note of the sales prospectus dated 07 September 1998 published by BROKAT in September 1998. BROKAT warrants that the information contained in this sales prospectus is complete and correct in accordance with the provisions of the law on prospectus liability, insofar as not in conflict with overriding, mandatory legislation, in particular provisions of the Corporation Act on raising and maintaining capital. ME Shareholders are precluded from asserting any or further claims on account of the BROKAT Shares irrespective of the legal ground therefor.

                                     (S) 5
                              Condition Precedent

This Agreement shall become effective as soon as the Management Board of BROKAT has adopted the legally valid Resolution on Capital Increase.

                                     (S) 6
                               Final Provisions

1. Each of the parties hereto shall bear the costs arising to that party, in particular the costs of its advisers, itself.

2. Alterations and modifications to this Agreement including any such alterations and modifications to this clause itself must be made in writing to be legally valid, save as where a more stringent form is imposed by law; in such a case this more stringent form must be complied with.

3. If any provisions contained herein should be ineffective or unenforceable, this shall not affect the validity of the remaining provisions hereof. This shall also apply if it should transpire that this Agreement contains a gap. A reasonable ruling shall be deemed to replace the ineffective or unenforceable provisions or to complete the gap which forms the closest equivalent to the intention of the parties or which they would have intended in accordance with the spirit and purpose of this Agreement if they had considered the issue when the Agreement was entered into or when a provision was included at a later date.

Frankfurt am Main/Munich/Stuttgart, 20/21 May 1999


On behalf of BROKAT by virtue of a power of attorney conferred orally and promising to submit a written [handwritten]: power of attorney at a later time:

[signed]
Dr. Peter Ladwig


On behalf of

a) Vendors nos. 1, 2, 4 to 6 and 9 by virtue of a power of attorney conferred and promising to submit the written authority of those persons represented at a later time and on his own behalf and

b) On behalf of SBF Sachsische Beteiligungsfond GmbH by virtue of a telefax copy of a power of attorney as appended hereto:

[signed]
Dr. Christoph Bulfon


On behalf of Mr. Roman E. Kainz by virtue of a telefax copy of a power of attorney as appended hereto:

Dr. Hermann Schlindwein

                                  Translation
                                                                   Schedule GV 1


                                    Minutes


  of the Meeting of the Management Board of BROKAT Infosystems AG, Stuttgart

                              held on 20 May 1999


In attendance:

1.   Dr. Boris Anderer
2.   .Michael Janssen
3.   Stefan Rover
4.   Achim Schlumpberger
5.   Michael Schumacher


I.   Preliminary Comments

1. In accordance with the resolution passed at the extraordinary Shareholders' Meeting of BROKAT Infosystems AG (hereinafter referred to as "BROKAT" or the "Company") held on 17 August 1998 (agenda item 4), the Management Board of the Company is authorized to increase with the approval of the Supervisory Board the capital stock in the period prior to 30 June 2003 through the issue of new shares in return for cash or non-cash contributions one or more times by a total of up to DM 16,064,265 (Authorized Capital I). The Management Board is further authorized to exclude any subscription rights of the shareholders with the approval of the Supervisory Board. The Authorized Capital I was recorded in the entry for the Company in the Commercial Register on 15 September 1998.

2. The foregoing authorization was first exercised in accordance with a resolution of the Management Board of 01 October 1998 and the capital stock of the Company increased by exploiting the authorized capital by DM 700,000 and increasing the capital stock from DM 40,160,665 (in words: Deutschmarks forty million one hundred and sixty thousand six hundred and sixty-five) to DM 40,860,665 (in words: Deutschmarks forty million eight hundred and sixty thousand six hundred and sixty-five) through the issue of 140,000 new bearer shares of no par value with a calculated share in the capital stock of DM 5.00 each.

     The subscription right of the shareholders was excluded and the new shares taken over by the Frankfurt am Main branch of Paribas, for the account of the consortium leader. The execution of the capital increase was recorded in the Company's entry in the Commercial Register on 27 October 1998.

3. MeTechnology Europe GmbH (hereinafter referred to as "ME") is a company recorded in the Register of Companies of the Local Court of Leipzig under no. HRB 14868. The capital stock of ME amounts to DM 150,000 (in words:
     Deutschmarks one hundred and fifty thousand) and is sub-divided into the following shares:

     One share with a par value of DM 3,700
     One share with a par value of DM 3,800
     One share with a par value of DM 7,500
     One share with a par value of DM 15,000
     One share with a par value of DM 25,000
     One share with a par value of DM 12,500
     One share with a par value of DM 24,000
     One share with a par value of DM 6,000
     One share with a par value of DM 7,500
     One share with a par value of DM 7,500
     One share with a par value of DM 6,000
     One share with a par value of DM 21,000
     One share with a par value of DM 5,000
     One share with a par value of DM 5,000
     One share with a par value of DM 500
     Sum total of shares:        DM 150,000


     All shares in ME are held by ME Technology AG, recorded under no. HRB 14687 in the Commercial Register of the Local Court of Leipzig (hereinafter "ME AG") which is thus sole shareholder in ME. The capital stock of ME AG amounts to DM 1 million and is sub-divided into 200,000 shares (hereinafter "ME Shares"). The sole shareholders in ME AG are:

     (1)  Dr. Andreas von Aufschnaiter holding     10,000          ME Shares

     (2)  Jozsef Bugovics                         holding  30,000  ME Shares
     (3)  Dr. Christoph Bulfon                    holding  40,000  ME Shares
     (4)  Philipp A. Schoeller                    holding  36,000  ME Shares
     (5)  Andreas Kinsky                          holding   6,000  ME Shares
     (6)  Dr. Nikolaus Seemann Ritter
          von Treuenwart                          holding  50,000  ME Shares
     (7)  SBF Sachsische
          Beteiligungsfond GmbH                   holding  10,000  ME Shares
     (8)  Roman E. Kainz                          holding  10,000  ME Shares
     (9)  GCI Management GmbH                     holding   8,000  ME Shares

     Nos. (1) through (9) are hereinafter collectively referred to as "ME Shareholders".

4. BROKAT intends to take over the ME Shares by means of an increase in the capital stock against non-cash contribution. The capital stock of BROKAT is to be increased for this purpose and ME AG merged into BROKAT.

The Management Board of BROKAT appointed the firm of auditors and tax consultants Bansbach Schubel Brosztl & Partner GmbH Wirtschaftsprufungs-gesellschaft Steuerberatungsgesellschaft, Stuttgart (hereinafter referred to as "BSB") to assess the value of the ME Shares and the number of new BROKAT Shares appropriate to the corporate value of BROKAT. On the basis of this expertise, BROKAT and the ME Shareholders mutually agreed in the Agreement on Subscription and Contribution of Capital dated 20 May 1999 to increase the capital stock of BROKAT by DM 3,887,290 from the amount of DM 40,860,665 pertaining hitherto to DM 44,747,955 by issuing 777,458 individual share certificates to the ME Shareholders against the contribution of the ME Shares. The foregoing increase in the capital stock of BROKAT is to be effected from the Authorized Capital I. Pursuant to the terms of the Agreement on Subscription and Contribution of Capital this shall become effective as soon as the Management Board resolves to increase the capital stock.


Now wherefore the Management Board of BROKAT adopts the following resolution to meet the condition set forth in the Agreement on Subscription and Contribution of Capital:

II.  Increasing the Capital Stock of BROKAT

We, the entire members of the Management Board of BROKAT Infosystems AG, hereby unanimously resolve to further exploit the Authorized Capital I as follows:

1.   The capital stock of the Company in an amount of DM 40,860,665 (in words:
     Deutschmarks forty million eight hundred and sixty thousand six hundred and sixty-five) sub-divided into 8,172,133 shares of no par value shall be increased by exploiting the Authorized Capital I by means of non-cash contributions of DM 3,887,290, increasing the capital stock to DM 44,747,955 (in words: Deutschmarks forty-four million seven hundred and forty-seven thousand nine hundred and fifty-five) by issuing 777,458 new bearer shares of no par value with a calculated share in the capital stock of DM 5.00 each.

2.   The new shares shall participate in profits with effect from 01 January
     1999.

3. The statutory subscription right of the shareholders shall be excluded. The new shares shall be subscribed and taken over by the ME Shareholders as follows:

     (1)  Dr. Andreas von Aufschnaiter
          Metzstr. 18/Rgb., 81668 Munich                38,874     shares

     (2)  Jozsef Bugovics
          Ringstr. 33, 04430 Dolzig/Leipzig             116,618    shares

     (3)  Dr. Christoph Bulfon
          Widenmayerstr. 12, 80538 Munich               155,491    shares

     (4)  Philipp A. Schoeller
          Rodelweg 12, 82067 Ebenhausen                 139,943    shares

     (5)  Andreas Kinsky
          Ismaninger Strasse 73, 81675 Munich,          23,324     shares

     (6)  Dr. Nikolaus Seemann Ritter von Treuenwart
          Furst-Johann-Str. 5, FL-9497 Triesen,
          Lichtenstein                                  194,364    shares

     (7)  SBF Sachsische Beteiligungsfond GmbH
          Lohrstr. 16, 04105 Leipzig                     38,873    shares

     (8)  Roman E. Kainz
          Ziegelweg 2, CH-6052 Hergiswil, Switzerland
                                                         38,873    shares

     (9)  GCI Management GmbH
          Brienner Str. 10, 80333 Munich                  31,098   shares

     Total                                               777,458   shares


4. The non-cash contributions shall be effected by transferring to the Company the ME Shares and thus the entire capital stock of MeTechnology AG, recorded in the Commercial Register of the Local Court of Leipzig under no. HRB 14687, as follows:


     (1)    Dr. Andreas von Aufschnaiter   10,000  ME Shares

     (2)    Jozsef Bugovics                30,000  ME Shares

     (3)    Dr. Christoph Bulfon           40,000  ME Shares

     (4)    Philipp A. Schoeller           36,000  ME Shares

     (5)    Andreas Kinsky                  6,000  ME Shares

     (6)    Dr. Nikolaus Seemann Ritter
            von Treuenwart                 50,000  ME Shares

     (7)    SBF Sachsische
            Beteiligungsfond GmbH          10,000  ME Shares

     (8)    Roman E. Kainz                 10,000  ME Shares

     (9)    GCI Management GmbH             8,000  ME Shares

The contribution of the ME Shares by the ME Shareholders shall be effective as from the date of transfer to the Company and have a right to participate in profits as from 01 January 1999. Insofar as the value of the ME Shares exceeds the arithmetical proportion of the new shares in the capital stock, the amount of any such surplus up to a maximum amount of DM 151,604,310.00 shall be allocated to the capital reserves of the Company (Section 272, paragraph 2, item 1 German Commercial Code [HGB]).


III.  Approval by the Supervisory Board, Modification of the Bylaws

The Supervisory Board of the Company approved the exploitation of the Authorized
     Capital I in the aforementioned resolution and the exclusion of the subscription right of the shareholders in the resolution of 20 May 1999.

The Supervisory Board further resolved that, in accordance with the authority conferred upon it in the resolution adopted by the Shareholders' Meeting of 17 August 1998 (agenda item 4), the Bylaws of the Company be modified in accordance with the extent to which the Authorized Capital is being exploited and the wording of Article 4, paragraphs 1 and 2 be amended accordingly.

Stuttgart, 20 May 1999


____________________________              ____________________________
Dr. Boris Anderer                         Michael Janssen


____________________________              ____________________________
Stefan Rover                              Achim Schlumpberger



____________________________
Michael Schumacher

                                  Translation
                                                                 Schedule GV 2.1

                            Cancellation Agreement

                                by and between

                          Private Equity Bridge Ltd.


                                                            (hereinafter: "PEB")

                                      and


                        MeTechnology Aktiengesellschaft


                                                          (hereinafter: "ME AG")


1. 1. By virtue of agreements entered into in November 1998 convertible loan stock amounting to an aggregate nominal amount of DM 3,500,000 exists between the contracting parties and other parties (hereinafter: "Convertible Loan Stock").

2. 2. The contracting parties hereby mutually agree to cancel the Convertible Loan Stock, whereby such cancellation shall only become effective if ME AG places PEB in the position in which PEB would be in, had it held a participating interest of 3.5% in the capital stock of ME AG at the time this Agreement is executed (hereinafter "Equalization Obligation"). PEB acknowledges that the Equalization Obligation may also be performed by PEB's obtaining an equivalent number of shares in BROKAT Infosystems AG.

3. Upon performance of the Equalization Obligation PEB shall waive all rights ensuing from the Convertible Loan Stock and from all agreements entered into with ME AG in connection therewith, in particular the conversion right, the right to repayment of the amount of the convertible loan including any ancillary benefits and its control, information and approval rights.

Place:  Frankfurt,
Date:  ..............


 ......................                                 .........................
PEB                                                    ME AG

 ...................................................
For the Shareholders in accordance with the Master Agreement of November 1998

                                  Translation
                                                                 Schedule GV 2.2

                            Cancellation Agreement


                                by and between

MeTechnology Europe GmbH, Dolzig


                                                        (hereinafter: "ME GmbH")

                                      and


Sachsische Beteiligungsfonds GmbH, Leipzig


                                                        (hereinafter: "SB GmbH")


1. A dormant participation exists between the parties by virtue of an agreement dated 2/6 December 1996 (Supplement dated May 1998).

2. The contracting parties hereby mutually agree to cancel the dormant participation against payment of an amount of DM 9,950,000 (hereinafter:
     "Compensation") by ME GmbH or by a third party.

3. The cancellation of the dormant participation shall become effective upon payment of the Compensation in full. Upon payment of the Compensation all of the claims to which SB GmbH is entitled under the terms of the dormant participation, excluding current claims up until the date of payment of the Compensation, shall be deemed met.

4. SB GmbH hereby confirms the waiver already given in writing to all control and information rights to which it is entitled under the terms of the dormant participation and to all and any reservations for its approval in its favor on the basis of the dormant participation.

Place:  Leipzig                            Frankfurt,
Date:  ..................                  ..................................


 .............................              ..................................
Sachsische Beteiligungsfonds GmbH          MeTechnology Europe GmbH

                                                                   Schedule GV 3

Negative List (Non-Competition)

NetLife
Datadesign AG
FICS
EDIFY
Neon
Netdynamics
BEA
Security First
Factum
Ikoss Van

                                  Translation

                                                                   Schedule GV 4

                     Agreement on Contribution of Capital

                                by and between


1.   Dr. Andreas von Aufschnaiter

2.   Jozsef Bugovics

3.   Dr. Christoph Bulfon

4.   Andreas Kinsky

5.   Philipp A. Schoeller

6.   Dr. Nikolaus von Seemann

7.   SBF Sachsische Beteiligungsfond GmbH

8.   Roman E. Kainz, Ziegelweg 2, CH 6052 Hergiswil, Switzerland

9.   GCI Management GmbH

                        (hereinafter collectively referred to as "Shareholders")

                                      and

MeTechnology AG

                                            (hereinafter referred to as "ME AG")

                                      and

MeTechnology GmbH

                                          (hereinafter referred to as "ME GmbH")

1.   Legal Relationships

1. By virtue of an agreement dated 13/16 November 1998 Private Equity Bridge Ltd. (hereinafter "PEB") holds convertible loan stock in BE AG in an aggregate nominal amount of DM 3,500,000 (hereinafter "Convertible Loan Stock"). ME AG has entered into a Cancellation Agreement with PEB with respect to the cancellation of the Convertible Loan Stock in which it undertakes to compensate the cancellation of the Convertible Loan Stock by means of an equalization settlement (hereinafter "PEB Equalization Obligation") and PEB has waived its rights from the convertible loan stock.

2.   The following rights are held with respect to ME GmbH:

     a) a dormant participation is held by Sachsische Beteiligungsfonds GmbH (hereinafter "SB GmbH") by virtue of an agreement dated 2/6 December 1996 (with a supplement from May 1998)

     b) a credit agreement with GSM Industriebeteilugungen GmbH for a nominal amount of DM 3,500,000.


2.   Contributions by ME AG

SB GmbH has entered into a cancellation agreement with ME GmbH with respect to the dormant participation. Under the terms thereof SB GmbH is prepared to withdraw from the dormant participation against payment of DM 9,500,000 plus current performance due up until the date of payment of the aforementioned amount (DM 9,500,000 plus current performance hereinafter:
     "Cancellation Amount"). ME AG hereby makes a contribution to the GmbH in such a way that ME AG

    a) indemnifies ME GmbH with respect to claims under the Cancellation Agreement with SB GmbH (payment of the Cancellation Amount) (hereinafter "Indemnification Obligation") and



----------------
/1/ Translator's note: The words in italic are not contained in the German text. Obviously some wording has been omitted in the German and this has been added from the context of the agreement.

    b)  takes over the credit agreement entered into with GSM
         Industriebeteiligungen GmbH.


3.   Contributions by the Shareholders

The Shareholders hereby make contributions to ME AG in such a way as to take over and assume:

a)     the PEB Equalization Obligation

b)     the Indemnification Obligation

c)     The credit agreement with GSM transferred to ME AG

whilst indemnifying ME AG in this respect.

4.   No further liability of the Shareholders

     The Shareholders' obligations to make contributions have been met by taking over and assuming the obligations and the credit agreement set forth in item 3. ME AG has no further claims against the Shareholders.

                                                                 EXHIBIT 10.3(c)



                                  Translation


List A. 1.8


Dormant participations
snd similar agreements

-------------------------------------------------------------------------------------------------

     Beneficiary         Sum total of           Date of agreement             Comment
                         participation
                             in DM
-------------------------------------------------------------------------------------------------
          1.
 SBF-Sachsenbank Fond      9,950,000.00        December 1996 with     Dormant participation.
GmbH, Leipzig                                   Supplement May 98       Expiration December
                                                                        2001. Obligations
                                                                      under the agreement to
                                                                       be assumed by Vendors
                                                                      (c.f. (S) 5 Warranty
                                                                            Agreement)
-------------------------------------------------------------------------------------------------

          2.                                                          Subordinated loan. Due
         GSM               3,530,000.00            February 96            February 2006.
Industriebeteiligungen                                                Obligations under the
    GmbH, Munich                                                          agreement to be
                                                                       assumed by Vendors
                                                                       (c.f. (S) 5 Warranty
                                                                           Agreement)

-------------------------------------------------------------------------------------------------

          3.               3,500,000.00            November 98           Convertible loan
Private Equity Bridge                                                   stock. Obligations
     Invest Ltd.                                                      under the agreement to
                                                                      be assumed by Vendors
                                                                       (c.f. (S) 5 Warranty
                                                                        Agreement)

-------------------------------------------------------------------------------------------------

                                                                  Schedule A 1.9


MeTechnology Europe GmbH, Bienitz
Balance Sheet as per 31 December 1998

----------------------------------------------------------------------------------------------------------
ASSETS                                                               31.12.1998              31.12.1997
                                                                             DM                   DM
----------------------------------------------------------------------------------------------------------

A.                       Fixed and financial assets
---------------------------------------------------
I.                      Intangible assets

                        Software                                      93,762.00                 0.00
                                                         -------------------------------------------

II.                     Tangible assets
1.                      Buildings on third party land                 29,987.00                 0.00
2.                      Other equipment, fixtures,
                        furniture and office equipment               832,175.00                 0.00
                                                         -------------------------------------------
                                                                     862,162.00                 0.00
                                                         -------------------------------------------

III.                    Financial assets
                        Shares in affiliated undertakings                291.90           700,000.00
                                                         -------------------------------------------
                                                                     956,215.90           700,000.00
                                                         -------------------------------------------

B.                      Revolving assets
----------------------------------------

I.                      Inventories
1.                      Raw materials and supplies                    46,667.07                 0.00
2.                      Work in progress                             457,757.98                 0.00
                                                         -------------------------------------------
                                                                     504,425.05                 0.00
                                                         -------------------------------------------


II.                     Accounts receivable and
                        other assets
1.                      Accounts receivable (trade)                4,387,361.17                 0.00
                        - with residual term in excess of 1 year:
                        DM 0.00 (97: DM 0.00)
2.                      Other assets                                 285,914.31             3,291.48
                        - with residual term in excess of 1 year:
                        DM 111,525.11 (97: DM 0.00)
                                                         -------------------------------------------

                                                                   4,673,275.48             3,291.48
                                                         -------------------------------------------

III.                    Cash on hand and on deposit
                        at other banks                               753,645.82           145,950.11
                                                         -------------------------------------------
                                                                   5,931,346.35           145,241.59
                                                         -------------------------------------------

C.                      Prepaid expenses and deferred
-----------------------------------------------------
                        charges                                        9,860.90                 0.00
                        -------                          -------------------------------------------

D.   Shortfall not covered by capital stock
-------------------------------------------

                                                                   9,868,832.34                 0.00
                                                         -------------------------------------------
                                                                  16,766,255.49           849,241.59
                                                         -------------------------------------------


                                                                      Schedule 1

----------------------------------------------------------------------------------------------------------------------
LIABILITIES                                                                           31.12.1998         31.12.1997
                                                                                              DM                 DM
----------------------------------------------------------------------------------------------------------------------

 A.                   Capital stock
-----------------------------------
 I.                   Subscribed capital                                              150,000.00          150,000.00
 II.                  Capital reserves                                              4,000,000.00        1,000,000.00
 II.                  Losses covered by capital stock                            -  4,150,000.00       -  311,827.41
                                                                          ------------------------------------------

                                                                                            0.00          838,172.59
                                                                          ------------------------------------------

 B.                   Contribution by dormant shareholders
----------------------------------------------------------
                      and subordinate loans
                      ---------------------

 a)                   Contribution by dormant shareholders                          9,950,000.00                0.00
 2.                   Subordinate loans                                             3,530,000.00                0.00
                                                                          ------------------------------------------
                                                                                   13,480,000.00                0.00

 C.                   Reserves
------------------------------

                      Other reserves                                                  669,838.00            3,200.00
                                                                          ------------------------------------------


 D.                   Liabilities
---------------------------------
 1.                   Due to banks                                                    750,000.00            6,852.97
 2.                   Advances from customers                                          65,000.00                0.00
 3.                   Accounts payable                                                802,337.63            1,016.03
 4.                   Due to affiliated companies                                     500,291.90                0.00
 5.                   Other liabilities                                               460,362.62                0.00
 a)                   including taxes DM 105.50 (97: DM 0.00)
 b)                   including social security DM 284.00 (97: DM 0.00)
                                                                          ------------------------------------------

                                                                                   2,577,992.15             7,869.00
                                                                          ------------------------------------------

 E.                   Prepaid expenses and deferred
---------------------------------------------------
                      charges                                                         38,425.34                 0.00
                      -------                                             ------------------------------------------


                                                                                  16,766,255.49           849,241.59
                                                                          ------------------------------------------


                                                                      Schedule 2

MeTechnology Europe GmbH, Bienitz
Income Statement for the period 1 January through 31 December 1998


---------------------------------------------------------------------------------------------------------------
                                                                               1998             Previous Year
---------------------------------------------------------------------------------------------------------------
1.  Sales revenues                                                               6,264,996.20              0.00
---------------------------------------------------------------------------------------------------------------
2.  Increase in work in progress                                                   355,398.94              0.00
---------------------------------------------------------------------------------------------------------------
3.  Other operating income                                                         221,863.91            460.00
---------------------------------------------------------------------------------------------------------------
4.  Cost of materials
a)  Cost of raw materials, consumables and supplies and of
       purchased materials                                                         237,866.42              0.00
b)   Cost of purchased services                                                    406,716.00              0.00
---------------------------------------------------------------------------------------------------------------
5.  Personnel expenses
b)  Wages and salaries                                                           5,480,898.54              0.00
c)  Social security and other pension costs and benefits                         1,004,201.88              0.00
    of which in respect of old-age pensions: DM 22,436.00 (97: DM
     0.00)
---------------------------------------------------------------------------------------------------------------
6.  Depreciation of intangible fixed assets and tangible assets                    485,969.55              0.00
---------------------------------------------------------------------------------------------------------------
7.  Other operating costs                                                        4,343,056.60         58,692.71
---------------------------------------------------------------------------------------------------------------
8.  Other interest and similar income                                               40,333.38          4,232.74
---------------------------------------------------------------------------------------------------------------
9.  Interest and similar expense                                                   289,650.33            689.96
                                                                               --------------      ------------
---------------------------------------------------------------------------------------------------------------
10. Results from ordinary activities                                            -5,385,766.89     -   54,689.93
---------------------------------------------------------------------------------------------------------------
11. Loss on merger                                                              -8,294,011.36              0.00
---------------------------------------------------------------------------------------------------------------
12. Taxes on income                                                                    - 4.40       -    624.00
---------------------------------------------------------------------------------------------------------------
13. Other taxes                                                                     27,231.08     -        0.08
                                                                               --------------      ------------
---------------------------------------------------------------------------------------------------------------
14. Net loss for the year                                                      -13,707,004.93       - 54,065.85
---------------------------------------------------------------------------------------------------------------
15. Loss brought forward from previous year                                      - 311,827.41      - 257,761.56
                                                                               --------------      ------------
---------------------------------------------------------------------------------------------------------------
16. Balance sheet loss                                                         -14,018,832.34      - 311,827.41
                                                                               ==============      ============
---------------------------------------------------------------------------------------------------------------


                                                                   Schedule 1.11
                                                                   -------------

                                                                      Schedule 1
                                                                      ----------


MeTechnology Aktiengesellschaft, Bienitz near Leipzig

Balance Sheet as per 31 December 1998

----------------------------------------------------------------------------------------------------------------------------------
Assets                                    31.12.1998        26.06.1998  Liabilities                    31.12.1998    26.06.1998
                                                DM              DM                                          DM            DM
----------------------------------------------------------------------------------------------------------------------------------
A. Fixed Assets                                                         A. Capital Stock
   Financial assets                                                     1.  Subscribed capital         1,000,000.00   1,000,000.00
   Shares in affiliated undertakings     189,318,398.80         -       2.  Capital reserve          165,418,398.30       -
                                                                        3.  Net loss for the year       -404.295.62       -
                                                                                                     --------------   ------------
----------------------------------------------------------------------------------------------------------------------------------
B. Current Assets                                                                                    166,014,103.18   1,000,000.00
                                                                                                     --------------   ------------
----------------------------------------------------------------------------------------------------------------------------------

I. Accounts receivable and other
   assets                                                               B. Provisions
   - including receivables with period                                     Other provisions
       to                                                                                                252,000.00       -
                                                                                                     --------------   ------------

   maturity exceeding one year:                                                                          252,000.00       -
   DM 0.00                                                                                           --------------   ------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
1. Due from affiliated companies             500,000.00          -
2. Other assets                               17,689.18          -
                                          --------------         -
                                             517,689.18
----------------------------------------------------------------------------------------------------------------------------------
II.   Checks, cash at banks                   54,019,45  100,000.00      C. Liabilities
                                                                            - including liabilities with a residual
                                                                              term of over one year:
                                                                              DM 124,004.25
                                                                         1. Loans, of which convertible:   3,500,000.00        -
                                                                         2. Advances from customers          124,004.25        -
                                                                                                         --------------    ------
                                                                                                           3,624,004.25        -
----------------------------------------------------------------------------------------------------------------------------------

                                         169,890,107.43  100,000.00                                      169,890,107.43  100,000.00
                                        ---------------  ----------                                      --------------  ----------
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                 List A. 2.3.


--------------------------------------------------------------------------------


                               Assets owned by third parties


--------------------------------------------------------------------------------


                                           None


--------------------------------------------------------------------------------

List A. 2.3(3)


Assets leased

--------------------------------------------------------------------------------
                        Cumulative      Latest expiration
         Item             monthly             date
                        installment                            Comment
                           in DM
--------------------------------------------------------------------------------

12 leased vehicles       15,201.00         December 2001         None
--------------------------------------------------------------------------------

                                                              Schedule A. 2.3(6)
                                                   Status as per 20 January 1999



                   Summary of industrial property rights of
                           MeTechnology Europe GmbH
                       Here: Patents and Utility Models

-----------------------------------------------------------------------------------------------------------------------------------
Sequence no.     PAK            Project
                 no.                            Country      Owner      active      Ref. No.     Patent no. Registration  Priority

-----------------------------------------------------------------------------------------------------------------------------------
      1          P51       Micro controller       FRG     ESD Munich  Patent (P)   P4419635.0       4419635  94-06-04     94-06-04

-----------------------------------------------------------------------------------------------------------------------------------
      2          P53              Key             FRG     ESD Munich    Patent     P4420967.3       4420967  94-06-16     94-06-16

-----------------------------------------------------------------------------------------------------------------------------------
      3          P116        Physical unit        FRG     ESD Dolzig    Patent    19540930.2-09    19540930  95-11-03     95-11-03

-----------------------------------------------------------------------------------------------------------------------------------
      4          P117         Transaction         FRG     ESD Dolzig    Patent    19540973.6-53    19540973  95-11-03     95-11-03

-----------------------------------------------------------------------------------------------------------------------------------
      5          P150     Payment [illegible      FRG     ESD Dolzig    Patent     19628045.1                96-07-11     96-07-11
                                  annotation]

-----------------------------------------------------------------------------------------------------------------------------------
      6          P264          Chip card          FRG     ESD Dolzig    Patent     19705620.2                97-02-14     97-02-14

-----------------------------------------------------------------------------------------------------------------------------------
      7          P321         MeCommerce          FRG     ESD Dolzig    Patent   97115782.1-2201             97-09-11     97-09-11

-----------------------------------------------------------------------------------------------------------------------------------
      8          P349         MeCommerce          FRG     ESD Dolzig    Patent     09/119,243                98-07-20     97-09-11
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------
Sequence no.     PAK
                 no.           Current status

-----------------------------------------------------
      1          P51        Granted on 96-08-29

-----------------------------------------------------
      2          P53      Examination proceedings

-----------------------------------------------------
      3          P116       Granted on 97-04-24

-----------------------------------------------------
      4          P117       Granted on 97-10-23

-----------------------------------------------------
      5          P150     Examination proceedings


-----------------------------------------------------
      6          P264     Examination proceedings

-----------------------------------------------------
      7          P321     Examination proceedings

-----------------------------------------------------
      8          P349     Examination proceedings
-----------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   Examination
      9          P395      Charging terminal    FRG     ESD Dolzig    Patent   19818726.2-53  98-04-27  98-04-27   proceedings
-----------------------------------------------------------------------------------------------------------------------------------

Re 1:    P51      classified as    "Micro controller securing process"
Re 2:    P53      classified as    "Decryption device for digital information and processes to effect encryption and decryption of such information using
                                    the decryption device"
Re 3:    P116     classified as    "Process to produce an information distribution system for any number of closed user groups using one physical unit"
Re 4:    P117     classified as    "Process to secure input and for transactions with digital information"
Re 5:    P150     classified as    "Process and array for the integration of customers/dealers within existing payment structures when payment transactions conducted via networks"
Re 6:    P264     classified as    "Array and process for de-central chip card identification"
Re 7:    P321     classified as    "Process for computer aided payment handling via payment systems"
Re 8:    P349     classified as    "Process for computer aided payment handling via payment systems"
Re 9:    P395     classified as    "Charging terminal for cash cards"

                                                    ---------------------------

-------------------------------------------------------------------------------------------------------------------------------
Sequence no.     PAK
                 no.               Project            Country        Owner            active          Ref. No.      Roll no.
-------------------------------------------------------------------------------------------------------------------------------
      1          GM84           MeTechnology            FRG        ESD Dolzig      Utility model     29716145.8     29716145
                                                                                            (GM)

-------------------------------------------------------------------------------------------------------------------------------
      2          GM97         Charging Terminal         FRG        ESD Dolzig      Utility model     29807597.0     29807597
                                                                                            (GM)
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Sequence no.     PAK
                 no.         Registration     Priority      Current status
------------------------------------------------------------------------------

      1          GM84          97-09-09       97-09-09        Granted on
                                                               97-11-13

------------------------------------------------------------------------------
      2          GM97          98-04-27       98-04-27        Granted on
                                                               98-07-16
------------------------------------------------------------------------------


Re 1:    GM84      classified as    "Array for computer-controlled payment handling via payment systems"
Re 2:    GM97      classified as    "Charging terminal for cash cards"

Addresses of the Owners:
------------------------

ESD Munich:     ESD Vermogensverwaltungsgesellschaft mbH, 80333 Munich
ESD Dolzig:     ESD Information Technology Entwicklungs GmbH, Ringstrasse 33,
                04430 Dolzig
MeTechnology:   MeTechnology Europe GmbH, Ringstrasse 33, 04330 Dolzig

                    Summary of industrial property rights of
                            MeTechnology Europe GmbH
                           Here: Trademarks and Titles


                                                  Status as per 20 January 1999

----------------------------------------------------------------------------------------------------------------------------------
Sequence no    PAK
               no.             Project          Country          Owner         active     Ref. No.     Roll no.    Registration
----------------------------------------------------------------------------------------------------------------------------------
      1       WZ237            MeCHIP             FRG         ESD Dolzig     Trademark  396 07 608.4   39607608      96-02-19


----------------------------------------------------------------------------------------------------------------------------------
      2       WZ238            MeCHIP             USA         ESD Dolzig     Trademark   75/116757    75/116,757     96-06-10


----------------------------------------------------------------------------------------------------------------------------------
      3       WZ248            MeCHIP             FRG         ESD Dolzig     Trademark  396 09 374.4   39609374      96-02-29


----------------------------------------------------------------------------------------------------------------------------------
      4       WZ251           MeWALLET            FRG         ESD Dolzig     Trademark  396 37 869.2   39637869      95-08-30


----------------------------------------------------------------------------------------------------------------------------------
      5       WZ298          Metabanking           EU         ESD Dolzig     Trademark   000666347    000666347      97-10-23

----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
Sequence no    PAK
               no.        Priority       Current status
------------------------------------------------------------
      1       WZ237       96-02-19       Registered on
                                            96-07-26

------------------------------------------------------------
      2       WZ238       96-02-19       Registered on
                                            98-09-29

------------------------------------------------------------
      3       WZ248       96-06-29       Registered on
                                            96-04-22

------------------------------------------------------------
      4       WZ251       95-08-30       Registered on
                                            96-12-12

------------------------------------------------------------
      5       WZ298       97-10-23       Registered on
                                            98-10-26

------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
      6       WZ299           MeBanking            EU         ESD Dolzig     Trademark   000666289    000666289      97-10-23

----------------------------------------------------------------------------------------------------------------------------------
      7       WZ300          Metabanking          USA         ESD Dolzig     Trademark   75/419715     419,715       98-01-20

----------------------------------------------------------------------------------------------------------------------------------
      8       WZ301           MeBanking           USA         ESD Dolzig     Trademark   75/419718     419,718       98-01-20

----------------------------------------------------------------------------------------------------------------------------------
      9       WZ330    VLT - virtual charging     FRG         ESD Dolzig     Trademark     398 26      39826309      98-05-12
                                   terminal                                                      309.4/09

----------------------------------------------------------------------------------------------------------------------------------
     10       WZ332      VGL - virtual cash       FRG         ESD Dolzig     Trademark     398 26      39826308      98-05-12
                              charging terminal                                                  308.6/09

----------------------------------------------------------------------------------------------------------------------------------
     11       WZ339         Metechnology           EU         ESD Dolzig     Trademark   000861013    000861013      98-06-08


----------------------------------------------------------------------------------------------------------------------------------
     12       WZ364             Me/4               EU        Me Technology   Trademark   000988394    000988394      98-11-16

----------------------------------------------------------------------------------------------------------------------------------
     13       WZ366             Me/4              USA        Me Technology   Trademark

----------------------------------------------------------------------------------------------------------------------------------
     14       WZ367         Metechnology          USA        Me Technology   Trademark

----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------
Sequence no    PAK
               no.        Priority       Current status
------------------------------------------------------------
      6       WZ299       97-10-23     Registration to be
                                               effected in
                                                  1999
------------------------------------------------------------
      7       WZ300       98-01-20     Application phase
------------------------------------------------------------
      8       WZ301       98-01-20     Application phase
------------------------------------------------------------
      9       WZ330    VL 98-05-12       Registered on
                                           98-09-15
------------------------------------------------------------
     10       WZ332       98-05-12       Registered on
                                           98-09-15
------------------------------------------------------------
     11       WZ339       98-06-08     Registration to be
                                               effected
                                                 02/1999
------------------------------------------------------------
     12       WZ364       98-11-16     Application phase
------------------------------------------------------------
     13       WZ366                    Application phase
------------------------------------------------------------
     14       WZ367                    Application phase
------------------------------------------------------------

                                                    [Cont'd from previous page]

----------------------------------------------------------------------------------------------------------------------------------
      1      WZ333      Title VLT - Virtual      FRG     ESD Dolzig     Title               98-05-05   98-05-05  Published 19/1998
                             charging terminal                              protection
----------------------------------------------------------------------------------------------------------------------------------
      2      WZ335   Title VGL - Virtual cash    FRG     ESD Dolzig     Title               98-05-05   98-05-05  Published 19/1998
                             charging terminal                              protection
----------------------------------------------------------------------------------------------------------------------------------


Addresses of the Owners:
------------------------

ESD Munich:     ESD Vermogensverwaltungsgesellschaft mbH, 80333 Munich
ESD Dolzig:     ESD Information Technology Entwicklungs GmbH, Ringstrasse 33,
                04430 Dolzig
MeTechnology:   MeTechnology Europe GmbH, Ringstrasse 33, 04330 Dolzig

                                                                         Sheet 3


List A. 2.3(6)

Agreements on the utilization of
property rights

------------------------------------------------------------------------------------------------------------------
       Beneficiary                      Contents                  Date of Agreement             Comment
------------------------------------------------------------------------------------------------------------------


                              Development of a customized
    ZMD GmbH, Dresden      switching circuit with ASIC project        96-05-10         No longer of significance
                                     classification                                        for MeTechnology
                                MEPAR for MeChip

------------------------------------------------------------------------------------------------------------------

                          Licensing of an algorithm for
    ASCOM Systec AG,        MeTechnology Application Software         98-01-22
 Maegenwil, Switzerland          for 128 bit encryptions

------------------------------------------------------------------------------------------------------------------

                          Licensing of the PMS 500 core
       Pijnenburg          (construction of the chip switching        95-05-29         No longer of significance
   micro-electronics &        circuit) to MeTechnology for                                 for MeTechnology
  software b.v.; Vught,           producing the MeChip
       Netherlands

------------------------------------------------------------------------------------------------------------------

                           Conferring a license, distribution                            MeTechnology will not
    Siemens Business      and processing right to the Software        98-12-16         continue to sell CVF but
  Services, GmbH & Co.       Community Visual Framework plus                             merely use it in the
    oHG, Munich (SBS)         support services to existing                               production of its own
                                    customers of SBS                                           toolkits.

------------------------------------------------------------------------------------------------------------------

List A. 3.1(2)

Customer contracts / orders

------------------------------------------------------------------------------------------------------------------
                     Customer                               Date of Agreement                    Comment

------------------------------------------------------------------------------------------------------------------
    Baden-Wurttembergische Bank AG, Stuttgart                    98-10-14                       Agreement

------------------------------------------------------------------------------------------------------------------
            Commerzbank AG, Frankfurt                                                           Agreement

------------------------------------------------------------------------------------------------------------------
         debis Systemhaus GmbH, Frankfurt                        98-03-18                       Agreement

------------------------------------------------------------------------------------------------------------------
              DG Bank AG, Frankfurt                              97-03-18                       Agreement

------------------------------------------------------------------------------------------------------------------
           Dresdner Bank AG, Frankfurt                           98-01-12                       Agreement

------------------------------------------------------------------------------------------------------------------
            Ericsson GmbH, Dusseldorf                            98-07-23                       Agreement

------------------------------------------------------------------------------------------------------------------
         Ikoss Van GmbH, Aix-la-Chapelle                         98-06-15                       Agreement

------------------------------------------------------------------------------------------------------------------
     Landesbank Sachsen Girozentrale, Leipzig                    98-02-27                       Agreement

------------------------------------------------------------------------------------------------------------------
             Loewe Opta GmbH, Kronach                            98-12-07                       Agreement

------------------------------------------------------------------------------------------------------------------
               Net Bank AG, Hamburg                              98-04-15                       Agreement

------------------------------------------------------------------------------------------------------------------
              Sparda Bank Hamburg eG                             96-03-12                       Agreement

------------------------------------------------------------------------------------------------------------------
      Sparda Datenverarbeitung eG, Nuremberg                     97-08-14                       Agreement

------------------------------------------------------------------------------------------------------------------
        Stadt- und Kreissparkasse Erlangen                       98-06-24                       Agreement

------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 Schedule A. 3.2

--------------------------------------------------------------------------------

         Lists with respect to A. 2 paragraph 13 items (1) through (20)

--------------------------------------------------------------------------------

List A. 3.2(1)

------------------------------------------------------------------------------------------------------------------
  Contracts of employment with fixed     No employee is paid a fixed remuneration in
            remuneration exceeding                   excess of
 DM 150,000 p.a. and/or sales bonuses     DM 150,000 p.a. Sales staff do,
                                          however, participate in the sales
                                          revenue they acquire and collect
                                                  directly
          List A. 3.2. (1)
            Employee                            Sales Bonus                                     Comment
------------------------------------------------------------------------------------------------------------------
        Bugovics           1% of the sales collected on behalf of Me Technology
------------------------------------------------------------------------------------------------------------------

        Daybelge           1% of the sales achieved and collected himself on behalf of
                                                      Me Technology

------------------------------------------------------------------------------------------------------------------

       de Brosses          1% of the sales achieved and collected himself on behalf of
                                                      Me Technology

------------------------------------------------------------------------------------------------------------------

         de Dood           1% of the sales achieved and collected himself on behalf of
                                                      Me Technology

------------------------------------------------------------------------------------------------------------------

          Engel            1% of the sales achieved and collected himself on behalf of
                                                      Me Technology

------------------------------------------------------------------------------------------------------------------

        von Falck          1% of the sales achieved and collected himself on behalf of
                                                      Me Technology

-----------------------------------------------------------------------------------------------------------------

         Ferlan            1% of the sales achieved and collected himself on behalf of
                                                      Me Technology

------------------------------------------------------------------------------------------------------------------
                                                                                          Orally terminated by
          Huber            1% of the sales collected on behalf of MeTechnology GmbH               mutual
                                                                                                   agree-ment as
                                                                                                   per 30 April
                                                                                                   99.

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                                    Further
                                                                                                    free-lance
                                                                                                    basis/1/

------------------------------------------------------------------------------------------------------------------

Kinsky                    1% of the sales collected on behalf of MeTechnology GmbH
------------------------------------------------------------------------------------------------------------------

Kornfeld                  1% of the sales achieved and collected himself on behalf of
                                  Me Technology

------------------------------------------------------------------------------------------------------------------




________________________

/1/ Wording in italic not in German original but added as the sentence is obviously incomplete.



------------------------------------------------------------------------------------------------------------------
           List A. 3.2. (1)                              Sales Bonus                    Comment
                Employee

------------------------------------------------------------------------------------------------------------------
        Krajewski          1% of the sales achieved and collected himself on behalf of
                                                  Me Technology

------------------------------------------------------------------------------------------------------------------

          Merry 2% of the sales achieved and collected himself on behalf of Me Technology, 1% of the partner sales serviced by him. Both calculated in accordance with the target achievement formula

------------------------------------------------------------------------------------------------------------------

      von Meysenbug          1% of the sales achieved and collected himself from the
                                     international branches of Me Technology

------------------------------------------------------------------------------------------------------------------

        Olivares 2% of the sales achieved and collected himself on behalf of Me Technology, 1% of the partner sales serviced by him. Both calculated in accordance with the target achievement formula

------------------------------------------------------------------------------------------------------------------

        Putschek 2% of the sales achieved and collected himself on behalf of Me Technology, 1% of the partner sales serviced by him. Both calculated in accordance with the target achievement formula

------------------------------------------------------------------------------------------------------------------

          Reich 2% of the sales achieved and collected himself on behalf of Me Technology, 1% of the partner sales serviced by him. Both calculated in accordance with the target achievement formula

------------------------------------------------------------------------------------------------------------------

         Schmied 2% of the sales achieved and collected himself on behalf of Me Technology, 1% of the partner sales serviced by him. Both calculated in accordance with the target achievement formula

------------------------------------------------------------------------------------------------------------------

          Wolff            1% of the sales achieved and collected himself on behalf of
                                                      Me Technology

------------------------------------------------------------------------------------------------------------------

         Ziegler          2-6.5% of the sales achieved and collected himself
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                         on behalf of Me Technology UK Ltd. In accordance with the
                                       sales table

------------------------------------------------------------------------------------------------------------------

         Loffler            2% of the sales achieved and collected himself
                          on behalf of Me Technology, 1% of the partner sales serviced by him. Both calculated in accordance with the target
                                      achievement formula
------------------------------------------------------------------------------------------------------------------

                           2% of the sales achieved and collected himself on behalf of
       Oberwinster                  Me Technology, 1% of the partner sales serviced by
                                    him. Both calculated in accordance with the target
                                                   achievement formula

------------------------------------------------------------------------------------------------------------------

         List A. 3.2.(4)

------------------------------------------------------------------------------------------------------------------

 Consultancy agreements providing
  for an amount in excess of DM
             150,000

------------------------------------------------------------------------------------------------------------------

         Consultancy firm                 Contents/Amount provided for                      Comment

------------------------------------------------------------------------------------------------------------------

      GCI Management; Munich        Support on controlling systems and growth       Enterprise affiliated to
                                               management. Fee limited to a             shareholders
                                            maximum of DM 250,000. Bonus only
                                                      in case of IPO
------------------------------------------------------------------------------------------------------------------

                                                                                   [handwritten annotation]:
    ABC Werbeagentur Frankfurt           Image campaign for MeTechnology        to be divided up between ME GmbH
           [advertising agency]                                                                and Vendors
------------------------------------------------------------------------------------------------------------------
                                                                                   [handwritten annotation]:
      Oppenhoff und Radler,                 Advice on IPO preparation             to be taken over by Vendors
         attorneys at law
------------------------------------------------------------------------------------------------------------------

                                       6

------------------------------------------------------------------------------------------------------------------

         List A. 3.2.(5)

------------------------------------------------------------------------------------------------------------------

 Current agreements providing for
 an exclusive distribution right

------------------------------------------------------------------------------------------------------------------

           Beneficiary                              Contents                                Comment

------------------------------------------------------------------------------------------------------------------

 BULL GmbH, Deutschland, Cologne                Charging cash card for
                                                shareholder SIZ in                        MeTechnology
                                                Germany through April 2000          can license back at
                                                                                any time. Bull then given 25% license

------------------------------------------------------------------------------------------------------------------

      Omikron GmbH, Cologne         Exclusive sales right for Me HBCI special   Not critical as the exclusivity
                                               application on the basis of               only relates to Omikron
                                            Omikron API. 12 months' notice of                      API
                                               termination possible as per
                                               December 31 of any one year.
------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

         List A. 3.2.(6)

------------------------------------------------------------------------------------------------------------------

  Agreements with partners which     There are no agreements with resellers
            could give rise to               which could give rise to claims
          claims to compensation             to compensation in the event of
                                                       cancellation

------------------------------------------------------------------------------------------------------------------

           Beneficiary                              Contents                                Comment

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

         List A. 3.2.(6)

------------------------------------------------------------------------------------------------------------------

                                    There are no partner agreements which, if
 List of partner agreements with             duly terminated, could give rise
          claims to compensation              to any claims to compensation

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

         List A. 3.2.(8)

------------------------------------------------------------------------------------------------------------------

        Credit agreements

------------------------------------------------------------------------------------------------------------------
           Lender                     Loan amount                  Maturity                    Interest

------------------------------------------------------------------------------------------------------------------

        Dresdner Bank                 750,000.00                04 November 99                   5.20%
------------------------------------------------------------------------------------------------------------------

         von Seemann                 1,000,000.00                 30 June 99                      6%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

         List A. 3.2.(9)

------------------------------------------------------------------------------------------------------------------

        Rental agreements
        Leasing agreements

------------------------------------------------------------------------------------------------------------------
     Item rented/leased       Monthly installment            Term                          Comment
                                    in DM
------------------------------------------------------------------------------------------------------------------

        Company cars               c.f. List               c.f. List
                                   A. 2.3.(3)              A. 2.3.(3)                 c.f. List A. 2.3.(3)

------------------------------------------------------------------------------------------------------------------

     Rent HQ in Bienitz            25,690.00         One month's notice to     Increase by approx. DM 5000 per
                                                   expire on 31 December 99          month from March 99
------------------------------------------------------------------------------------------------------------------
                                                                              Move planned but no new agreement
       Rent in Munich               2,500.00         Expiration 1 May 2008    yet prepared. GCI shall take over
                                                                                  old rent agree-ment and Me
                                                                                         obligations
------------------------------------------------------------------------------------------------------------------

       Rent in London               8,900.00         One month's notice to
                                                    expire on 31 December 99

------------------------------------------------------------------------------------------------------------------

        Rent in Paris               3,900.00         One month's notice to
                                                    expire on 31 December 99
------------------------------------------------------------------------------------------------------------------

       Rent in Hungary              1,500.00         One month's notice to      No rental agreement yet signed
                                                   expire on 31 December 99
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
      Rent in Paderborn             6,000.00         Expiration 1 February
                                                             2001
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
    List A. 3.2. (13)

  Agreements on the use
      and licensing
      of property
        rights
       excluding
        customer
       agreements
------------------------------------------------------------------------------------------------------------------
       Beneficiary                     Contents                   Date of                   Comment
                                                                 Agreement
------------------------------------------------------------------------------------------------------------------

  IncoTech,                  Granting sales rights with          23 May 1997            Partner Agreement
  Luxembourg                 respect to Me4 platform
------------------------------------------------------------------------------------------------------------------

    Siemens Business        Granting utilization, sales and    16 December 1998    MeTechnology shall not continue
       Services,               processing right to the                            to sell CVF but merely use it to
      GmbH&Co. oHG,            software and trademark                                 produce its own toolkits.
      Munich (SBS)               Community Visual
                              Framework plus support
                             services for existing SBS
                                    customers
------------------------------------------------------------------------------------------------------------------

       EL ME GmbH            Granting sales rights for         16 November 1998           Partner Agreement
                                      Me4 platform
------------------------------------------------------------------------------------------------------------------

    BAT GmbH, Vienna         Granting sales rights for          2 November 1998           Partner Agreement
                                      Me4 platform
------------------------------------------------------------------------------------------------------------------

     Globe Set Inc.       Licensing the GlobeSet product for      1 July 1998             Partner Agreement
                                     evaluation purposes
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                    in order to produce an
                                       interface to the
                                         Me4 platform
------------------------------------------------------------------------------------------------------------------

     Integrata GmbH          Granting sales rights for            1 July 1998             Partner Agreement
                                          Me4 platform
------------------------------------------------------------------------------------------------------------------

     Ikoss Van GmbH,         Cross licensing agreement for        15 June 1998            Partner Agreement
     Aix-la-Chapelle            reciprocal licensing of
                               sales rights for software
                                 licenses. For Alpha:
                               Poseidon IPS; For Ikoss
                                   Van: Me4 secure
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
    List A. 3.2. (13)

------------------------------------------------------------------------------------------------------------------

    Bull Group, Paris      Licensing and acquisition of the    23 March 1998           Partner Agreement
                               right to further license
                              the Me4 platform worldwide
------------------------------------------------------------------------------------------------------------------
    ASCOM Systec AG,
       Maegenwil,           Licensing an algorithm for         22 January 1998
      Switzerland            MeTechnology Application
                               Software for 128 bit
                                   encryptions
------------------------------------------------------------------------------------------------------------------

    Sun Microsystems      Reseller agreement for Sun hardware  9 January 1998          Partner Agreement
------------------------------------------------------------------------------------------------------------------

    Broad Vision Inc.         Licensing the Broad Vision       1 November 1997          Partner Agreement
                                product: OnetoOne for
                                evaluation purposes to
                               produce interface to Me4
                                       platform
------------------------------------------------------------------------------------------------------------------

   Investronica Syst.;       Granting sales rights for         25 August 1997        Partner Agreement with
        Madrid                     Me4 platform                                     ex-clusivity for Spain if
                                                                                 busi-ness targets are achieved;
                                                                                      not achieved, however
------------------------------------------------------------------------------------------------------------------

   Bull GmbH, Cologne        Granting sales rights for          9 July 1997          Partner Agreement
                                    Me4 platform
------------------------------------------------------------------------------------------------------------------

  Omikron GmbH, Cologne    Sales right for Me HBCI product.     2 July 1997          Partner Agreement
                               Exclusivity on the basis
                                    of Omikron API
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
  ZMD GmbH, Dresden        Development of a customized       10 May 1996      No longer of significance for
                              switching circuit with                                 MeTechnology
                                   ASIC project
                            classification for MeChip
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

    List A. 3.2. (13)

------------------------------------------------------------------------------------------------------------------

       Pijnenburg             Licensing the PMS 500 core        29 May 1995      No longer of significance for
    microelectronics             (construction of chip                                  MeTechnology
       & software                switching circuit) for
      b.v.; Vught,              the construction of the
      Netherlands                       MeChip

------------------------------------------------------------------------------------------------------------------

       List A. 3.2. (14)


   Customer agreements / orders
                                                                 Date of                  Comment
             Customer                                           Agreement

      Bankverlag GmbH, Cologne                                04 February 1999             Order

         BIK GmbH, Frankfurt                                  28 December 1998             Order

          Bull AG, Cologne                                    Jan. through        Several individual agreements
                                                               Dec. 1998

             CC-Bank AG                                     02 February 1999              Agreement

        DG Bank AG, Frankfurt                                  18 March 1998              Agreement

      Ericsson GmbH, Dusseldorf                               23 July 1998                Agreement

Landesbank Sachsen Girozentrale, Leipzig                    27 February 1998              Agreement

       Loewe Opta GmbH, Kronach                             07 December 1998              Agreement

         Net Bank AG, Hamburg                                 15 April 1998               Agreement

       Postbank Data GmbH, Bonn                             28 December 1998              Agreement

        Sparda Bank Hamburg eG                                12 March 1996               Agreement

 Sparda Datenverarbeitung eG, Nuremberg                      14 August 1997               Agreement

   Stadt- und Kreissparkasse Erlangen                         24 June 1998                Agreement

     Volksbank Hannover eG, Hanover                         09 December 1996              Agreement


-------------------------------------------------------------------------------------------------------------

         List A. 3.2. (14)
                                                              Nothing needs to be added to the agreements
    Customer/Supplier Agreements not already                            already listed in the
                 mentioned                                                   Schedules
-------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

       List A. 3.2. (15)

   Agreements with
        affiliated
       enterprises
----------------------------------------------------------------------------------------------------------------
     Consultancy Companies                Contents/Amount provided for                      Comment

----------------------------------------------------------------------------------------------------------------

     GCI Management; Munich       Support in the controlling systems and growth   Enterprise affiliated to the
                                     management. Fee fixed at maximum of DM             shareholders of
                                     250,000.00. Bonus only in case of IPO.            [handwritten]: ME
----------------------------------------------------------------------------------------------------------------

          SBF, Leipzig             Service fee for dormant participation in an           [handwritten]:
                                               amount of 2% p.a.,                    Being taken over by ME
                                             i.e. DM 199,999.00 p.a.                       Shareholders
----------------------------------------------------------------------------------------------------------------

                                      21

------------------------------------------------------------------------------------------------------------------

         List A. 3.3

------------------------------------------------------------------------------------------------------------------

Business liability
         insurance

------------------------------------------------------------------------------------------------------------------
      Type of Insurance          Amount of cover in DM         Insurance Company                Comment

------------------------------------------------------------------------------------------------------------------

Business liability insurance       Personal injury:              AGF, Cologne
                                     3,000,000.00                No. 82952-02
                                  Damage to property:
                                     3,000,000.00
------------------------------------------------------------------------------------------------------------------

    Electronic insurance             1,000,000.00                AGF, Cologne
                                                                 No. 82952-04
------------------------------------------------------------------------------------------------------------------

   Bundled insurance cover            250,000.00                 AGF, Cologne
                                                                 No. 82952-03
------------------------------------------------------------------------------------------------------------------

                                      22

---------------------------------------------------------------------------------------------------

        List A. 2.16

---------------------------------------------------------------------------------------------------

         Litigation

---------------------------------------------------------------------------------------------------
          Plaintiff                Amount in dispute                       Comment

---------------------------------------------------------------------------------------------------

                                                                Plaintiff alleges that MeTechnology
                                                                     promised to engage him and
   Wolfgang Kaiser, Munich             206,400.00                       did not keep to their
                                                                        promise. He therefore
                                                                    incurred damage as he did not
                                                                    accept an alternative position
---------------------------------------------------------------------------------------------------

We, Sachsische Beteiligungsfond GmbH,


hereby confer upon

                                                Dr. Christoph Bufon


                                                 POWER OF ATTORNEY

to represent us:

1. in entering into an Agreement on Subscription and Contribution of Capital with Brokat Infosystems AG, Stuttgart, to take over shares in Brokat Infosystems AG in the course of an increase in non-cash capital against the transfer of shares in MeTechnology Aktiengesellschaft, Bienitz

2. in signing a subscription slip to take over shares in Brokat Infosystems AG in the course of an increase in non-cash capital against the transfer of shares in MeTechnology Aktiengesellschaft, Bienitz.

The power of attorney shall also include the authority to carry out other legal acts which are pertinent in connection with the execution and implementation of the aforementioned legal transactions. The attorney is released and discharged from the restrictions imposed by Section 181 of the German Civil Code [BGB] and authorized to confer sub powers of attorney to the extent of the authority conferred upon him.

Place:   Leipzig
Date:    20 May 1999

[stamp] SBF Sachsische Beteiligungsfonds GmbH
Lohrstrasse 16
01435 Leipzig
[signed]
Sachsische Beteiligungsfond GmbH

We, Sachsische Beteiligungsfond GmbH,


hereby confer upon

                              Dr. Christoph Bufon


                               POWER OF ATTORNEY

to represent us in entering into the following agreements and carrying out the following legal acts:

1. Agreement (parties: Dr. Anderer, Schlumpberger, Rover, Janssen, Schumacher on the one hand and Dr. von Aufschnaiter, Bugovics, Dr. Bulfon, Kinsky, Schoeller, Dr. von Seemann, SBF Sachsische Beteiligungsfond GmbH, Kainz and GCI Management GmbH on the other hand)

2. Agreement on Subscription and Contribution of Capital (parties: Brokat on the one hand and Dr. von Aufschnaiter, Bugovics, Dr. Bulfon, Kinsky, Schoeller, Dr. von Seemann, SBF Sachsische Beteiligungsfond GmbH, Kainz and GCI Management GmbH on the other hand)

3. Warranty Agreement (parties: Brokat on the one hand and Dr. von Aufschnaiter, Bugovics, Dr. Bulfon, Kinsky, Schoeller, Dr. von Seemann, SBF Sachsische Beteiligungsfond GmbH, Kainz and GCI Management GmbH on the other hand)

4. Signing a subscription slip to take over the shares in Brokat Infosystems AG, Stuttgart, during the course of an increase in non-cash capital against the transfer of shares in MeTechnology
        Aktiengesellschaft, Bienitz.

        The power of attorney shall also include the authority to carry out other legal acts which are pertinent in connection with the execution and implementation of the aforementioned legal transactions including the Internal Agreement dated 17 May 1999 (parties: Dr. von Aufschnaiter, Bugovics, Dr. Bulfon, Kinsky, Schoeller, Dr. von Seemann, SBF Sachsische Beteiligungsfond GmbH, Kainz and GCI Management GmbH). The attorney is released and discharged from the restrictions imposed by Section 181 of the

        German Civil Code [BGB] and authorized to confer sub powers of attorney to the extent of the authority conferred upon him.

Place:   Leipzig
Date:    20 May 1999

[stamp] SBF Sachsische Beteiligungsfonds GmbH
Lohrstrasse 16
01435 Leipzig
[signed]
Sachsische Beteiligungsfond GmbH

We,

Stefan Rover,

and

Achim Schlumpberger,

in our capacity as members of the Management Board of BROKAT Infosystems AG, having its registered office in Stuttgart and recorded in the Commercial Register of Stuttgart under no. HRB 19292, being authorized to jointly represent the Company, hereby confer upon:

                               Dr. Peter Ladwig
                       c/o Haver & Mailander, Stuttgart

                               POWER OF ATTORNEY

to represent BROKAT Infosystems AG in entering into the following agreements and executing the following legal acts:

1. Agreement on Subscription and Contribution of Capital dated 20 May 1999 (parties: Brokat on the one hand and Dr. von Aufschnaiter, Bugovics, Dr. Bulfon, Kinsky, Schoeller, Dr. von Seemann, SBF Sachsische Beteiligungsfond GmbH, Kainz and GCI Management GmbH on the other hand)

2. Warranty Agreement dated 20 May 1999 (parties: Brokat on the one hand and Dr. von Aufschnaiter, Bugovics, Dr. Bulfon, Kinsky, Schoeller, Dr. von Seemann, SBF Sachsische Beteiligungsfond GmbH, Kainz and GCI Management GmbH on the other hand)

3. carrying out other legal acts which are necessary or pertinent in connection with the execution and implementation of the aforementioned legal transactions.

The attorney is released and discharged from the restrictions imposed by Section 181 of the German Civil Code [BGB] and authorized to confer sub powers of attorney to the extent of the authority conferred upon him.

Place:   Stuttgart
Date:    20 May 1999

[signed twice]
on behalf of: BROKAT Infosystems AG

           BROKAT Infoystems AG, Industriestrasse 3, 70565 Stuttgart

            Increase in Non-cash capital from Authorized Capital I Pursuant to the Resolution of the Management Board adopted on

                                  20 May 1999

                                  Calculation

                Of the costs anticipated in connection with the
                            Issue of the new shares

------------------------------------------------------------------------------------------------------------------
                                  Type of Cost                                             Amount in DM

------------------------------------------------------------------------------------------------------------------
Costs of notary public and court costs                                                                   5,000.00
------------------------------------------------------------------------------------------------------------------

Publication costs                                                                                        2,500.00
------------------------------------------------------------------------------------------------------------------

Commission of the consortium banks for admission to official trading                                    39,000.00
------------------------------------------------------------------------------------------------------------------

Legal counsel                                                                                          230,000.00
------------------------------------------------------------------------------------------------------------------

Auditing and assessment                                                                                260,000.00
------------------------------------------------------------------------------------------------------------------

Miscellaneous costs                                                                                     76,000.00
------------------------------------------------------------------------------------------------------------------

Sum total                                                                                              612,500.00
------------------------------------------------------------------------------------------------------------------


Place:   Stuttgart
Date:    20 May 1999

[signed]                            [signed]
Stefan Rover                        Achim Schlumpberger

           BROKAT Infoystems AG, Industriestrasse 3, 70565 Stuttgart

                          List of subscribers to the
                     new 777,458 shares of no par value in
                       BROKAT Infosystems AG, Stuttgart,
           from the increase in non-cash capital of DM 3,887,290.00
                resolved by the Management Board on 20 May 1999

------------------------------------------------------------------------------------------------------------------

               Subscriber             No.  of  shares  of no par  value            Non-cash contribution:
                                      subscribed  to with a  calculated           Contribution of shares in
                                      share in the capital  stock of DM     MeTechnology AG, Commercial Registry
                                      5.00 each                                of the Local Court of Leipzig,
                                                                                        no. HRB 14687
------------------------------------------------------------------------------------------------------------------
Dr. Andreas von Aufschnaiter,         38,874 shares                         10,000 shares
Metzstr. 18/Rgb.,
81668 Munich

------------------------------------------------------------------------------------------------------------------

Jozsef Bugovics, Ringstr. 33          116,618 shares                        30,000 shares
04430 Dolzig/Leipzig
------------------------------------------------------------------------------------------------------------------

Dr. Christoph Bulfon                  155,491 shares                        40,000 shares
Widenmayerstr. 12
80538 Munich
------------------------------------------------------------------------------------------------------------------

Philipp A. Schoeller                  139,943 shares                        36,000 shares
Rodelweg 12,
82067 Ebenhausen
------------------------------------------------------------------------------------------------------------------

Andreas Kinsky                         23,324 shares                         6,000 shares
Ismaninger Str. 73
81675 Munich
------------------------------------------------------------------------------------------------------------------

Dr. Nikolaus Seemann Ritter           194,364 shares                        50,000 shares
------------------------------------------------------------------------------------------------------------------

                                       3

------------------------------------------------------------------------------------------------------------------
        von Treuenwart,
Furst-Johann-Str. 5,
9497 Triesen, Lichtenstein
------------------------------------------------------------------------------------------------------------------

                                  Translation
                                                                   Schedule EV 1


                                    Minutes


   of the Meeting of the Management Board of BROKAT Infosystems AG, Stuttgart

                               held on 20 May 1999


In attendance:

1.  Dr. Boris Anderer
2.  Michael Janssen
3.  Stefan Rover
4.  Achim Schlumpberger
5.  Michael Schumacher


I.   Preliminary Comments

1. In accordance with the resolution passed at the extraordinary Shareholders' Meeting of BROKAT Infosystems AG (hereinafter referred to as "BROKAT" or the "Company") held on 17 August 1998 (agenda item 4), the Management Board of the Company is authorized to increase with the approval of the Supervisory Board the capital stock in the period prior to 30 June 2003 through the issue of new shares in return for cash or non-cash contributions one or more times by a total of up to DM 16,064,265 (Authorized Capital I). The Management Board is further authorized to exclude any subscription rights of the shareholders with the approval of the Supervisory Board. The Authorized Capital I was recorded in the entry for the Company in the Commercial Register on 15 September 1998.

2. The foregoing authorization was first exercised in accordance with a resolution of the Management Board of 01 October 1998 and the capital stock of the Company increased by exploiting the authorized capital by DM 700,000 and increasing the capital stock from DM 40,160,665 (in words: Deutschmarks forty million one hundred and sixty thousand six hundred and sixty-five) to DM 40,860,665 (in words: Deutschmarks forty million eight hundred and sixty thousand six hundred and sixty-five) through the issue of 140,000 new bearer shares of no par value with a calculated share in the capital stock of DM 5.00 each.

     The subscription right of the shareholders was excluded and the new shares taken over by the Frankfurt am Main branch of Paribas, for the account of the consortium leader. The execution of the capital increase was recorded in the Company's entry in the Commercial Register on 27 October 1998.

3. MeTechnology Europe GmbH (hereinafter referred to as "ME") is a company recorded in the Register of Companies of the Local Court of Leipzig under no. HRB 14868. The capital stock of ME amounts to DM 150,000 (in words:
     Deutschmarks one hundred and fifty thousand) and is sub-divided into the following shares:

One share with a par value of DM 3,700
One share with a par value of DM 3,800
One share with a par value of DM 7,500
One share with a par value of DM 15,000
One share with a par value of DM 25,000
One share with a par value of DM 12,500
One share with a par value of DM 24,000
One share with a par value of DM 6,000
One share with a par value of DM 7,500
One share with a par value of DM 7,500
One share with a par value of DM 6,000
One share with a par value of DM 21,000
One share with a par value of DM 5,000
One share with a par value of DM 5,000
One share with a par value of DM 500
Sum total of shares:    DM 150,000


     All shares in ME are held by ME Technology AG, recorded under no. HRB 14687 in the Commercial Register of the Local Court of Leipzig (hereinafter "ME AG") which is thus sole shareholder in ME. The capital stock of ME AG amounts to DM 1 million and is sub-divided into 200,000 shares (hereinafter "ME Shares"). The sole shareholders in ME AG are:

(1)  Dr. Andreas von Aufschnaiter     holding     10,000  ME Shares
(2)  Jozsef Bugovics                  holding     30,000  ME Shares
(3)  Dr. Christoph Bulfon             holding     40,000  ME Shares
(4)  Philipp A. Schoeller             holding     36,000  ME Shares
(5)  Andreas Kinsky                   holding      6,000  ME Shares
(6)  Dr. Nikolaus Seemann Ritter
     von Treuenwart                   holding     50,000  ME Shares

(7)  SBF Sachsische
     Beteiligungsfond GmbH    holding  10,000  ME Shares
(8)  Roman E. Kainz           holding  10,000  ME Shares
(9)  GCI Management GmbH      holding   8,000  ME Shares


     Nos. (1) through (9) are hereinafter collectively referred to as "ME Shareholders".

4. BROKAT intends to take over the ME Shares by means of an increase in the capital stock against non-cash contribution. The capital stock of BROKAT is to be increased for this purpose and ME AG merged into BROKAT.

     The Management Board of BROKAT appointed the firm of auditors and tax consultants Bansbach Schubel Brosztl & Partner GmbH Wirtschaftsprufungs-gesellschaft Steuerberatungsgesellschaft, Stuttgart (hereinafter referred to as "BSB") to assess the value of the ME Shares and the number of new BROKAT Shares appropriate to the corporate value of BROKAT. On the basis of this expertise, BROKAT and the ME Shareholders mutually agreed in the Agreement on Subscription and Contribution of Capital dated 20 May 1999 to increase the capital stock of BROKAT by DM 3,887,290 from the amount of DM 40,860,665 pertaining hitherto to DM 44,747,955 by issuing 777,458 individual share certificates to the ME Shareholders against the contribution of the ME Shares. The foregoing increase in the capital stock of BROKAT is to be effected from the Authorized Capital I. Pursuant to the terms of the Agreement on Subscription and Contribution of Capital this shall become effective as soon as the Management Board resolves to increase the capital stock.


     Now wherefore the Management Board of BROKAT adopts the following resolution to meet the condition set forth in the Agreement on Subscription and Contribution of Capital:


II.  Increasing the Capital Stock of BROKAT

     We, the entire members of the Management Board of BROKAT Infosystems AG, hereby unanimously resolve to further exploit the Authorized Capital I as follows:

1.   The capital stock of the Company in an amount of DM 40,860,665 (in words:
     Deutschmarks forty million eight hundred and sixty thousand six hundred and sixty-five) sub-divided into 8,172,133 shares of no par value shall be increased by exploiting the Authorized Capital I by means of non-cash contributions of DM 3,887,290, increasing the capital stock to DM 44,747,955 (in words: Deutschmarks forty-four million seven hundred and forty-seven thousand nine hundred and fifty-five) by issuing 777,458 new bearer shares of no par value with a calculated share in the capital stock of DM 5.00 each.

2.   The new shares shall participate in profits with effect from 01 January
     1999.

3. The statutory subscription right of the shareholders shall be excluded. The new shares shall be subscribed and taken over by the ME Shareholders as follows:

(1)       Dr. Andreas von Aufschnaiter
          Metzstr. 18/Rgb., 81668 Munich                    38,874  shares

(2)       Jozsef Bugovics
          Ringstr. 33, 04430 Dolzig/Leipzig                116,618  shares

(3)       Dr. Christoph Bulfon
          Widenmayerstr. 12, 80538 Munich                  155,491  shares

(4)       Philipp A. Schoeller
          Rodelweg 12, 82067 Ebenhausen                    139,943  shares

(5)       Andreas Kinsky
          Ismaninger Strasse 73, 81675 Munich,              23,324  shares

(6)       Dr. Nikolaus Seemann Ritter von Treuenwart
          Furst-Johann-Str. 5, FL-9497 Triesen,
          Lichtenstein                                     194,364  shares

(7)       SBF Sachsische Beteiligungsfond GmbH
          Lohrstr. 16, 04105 Leipzig                        38,873  shares

(8)       Roman E. Kainz Ziegelweg 2,
          CH-6052 Hergiswil, Switzerland                    38,873  shares

(9)       GCI Management GmbH
          Brienner Str. 10, 80333 Munich                    31,098  shares

          Total                                            777,458  shares

4. The non-cash contributions shall be effected by transferring to the Company the ME Shares and thus the entire capital stock of MeTechnology AG, recorded in the Commercial Register of the Local Court of Leipzig under no. HRB 14687, as follows:

(1)    Dr. Andreas von Aufschnaiter           10,000  ME Shares

(2)    Jozsef Bugovics                        30,000  ME Shares

(3)    Dr. Christoph Bulfon                   40,000  ME Shares

(4)    Philipp A. Schoeller                   36,000  ME Shares

(5)    Andreas Kinsky                          6,000  ME Shares

(6)    Dr. Nikolaus Seemann Ritter
       von Treuenwart                         50,000  ME Shares

(7)    SBF Sachsische
       Beteiligungsfond GmbH                  10,000  ME Shares

(8)    Roman E. Kainz                         10,000  ME Shares

(9)    GCI Management GmbH                     8,000  ME Shares


The contribution of the ME Shares by the ME Shareholders shall be effective as from the date of transfer to the Company and have a right to participate in profits as from 01 January 1999. Insofar as the value of the ME Shares exceeds the arithmetical proportion of the new shares in the capital stock, the amount of any such surplus up to a maximum amount of DM 151,604,310.00 shall be allocated to the capital reserves of the Company (Section 272, paragraph 2, item 1 German Commercial Code [HGB]).


III. Approval by the Supervisory Board, Modification of the Bylaws

The Supervisory Board of the Company approved the exploitation of the Authorized Capital I in the aforementioned resolution and the exclusion of the subscription right of the shareholders in the resolution of 20 May 1999.

The Supervisory Board further resolved that, in accordance with the authority conferred upon it in the resolution adopted by the Shareholders' Meeting of 17 August 1998 (agenda item 4), the Bylaws of the Company be modified in accordance with the extent to which the Authorized Capital is being exploited and the wording of Article 4, paragraphs 1 and 2 be amended accordingly.


Stuttgart, 20 May 1999


___________________________________             _____________________________
Dr. Boris Anderer                               Michael Janssen



___________________________________             _____________________________
Stefan Rover                                    Achim Schlumpberger



___________________________________             _____________________________
Michael Schumacher

                                  Translation

                                                             IN TWO COUNTERPARTS

                                                                   Schedule EV 2


To
BROKAT Infosystems AG
Stuttgart


                          Increase of Non-Cash Capital
                      in accordance with the Resolution of
                                  20 May 1999

                              Subscription slip of

                   .........................................


                              Preliminary Comments

1. In accordance with the resolution passed at the extraordinary Shareholders' Meeting of BROKAT Infosystems AG (hereinafter referred to as "BROKAT" or the "Company") held on 17 August 1998 (agenda item 4), the Management Board of the Company is authorized to increase with the approval of the Supervisory Board the capital stock in the period prior to 30 June 2003 through the issue of new shares in return for cash and non-cash contributions one or more times by a total of up to DM 16,064,265 (Authorized Capital I). The Management Board is further authorized to exclude any subscription rights of the shareholders with the approval of the Supervisory Board. The Authorized Capital I was recorded in the entry for the Company in the Commercial Register on 15 September 1998.

4. The foregoing authorization was first exercised in accordance with a resolution of the Management Board of 01 October 1998 and the capital stock of the Company increased by exploiting the authorized capital by DM 700,000 and increasing the capital stock from DM 40,160,665 (in words: Deutschmarks forty million one hundred and sixty thousand six hundred and sixty-five) to DM 40,860,665 (in words: Deutschmarks forty million eight hundred and sixty thousand six hundred and sixty-five) through the issue of 140,000 new bearer shares of no par value with a calculated share in the capital stock of DM 5.00 each.

     The subscription right of the shareholders was excluded and the new shares taken over by the Paribas branch in Frankfurt am Main, Germany, for the account of the consortium leader. The execution of the capital increase was recorded in the Company's entry in the Commercial Register on 27 October 1998.

3. MeTechnology Europe GmbH (hereinafter referred to as "ME") is a company recorded in the Register of Companies of the Local Court of Leipzig under no. HRB 14868. The capital stock of ME amounts to DM 150,000 (in words:
     Deutschmarks one hundred and fifty thousand) and is sub-divided into the following shares:

One share with a par value of DM 3,700
One share with a par value of DM 3,800
One share with a par value of DM 7,500
One share with a par value of DM 15,000
One share with a par value of DM 25,000
One share with a par value of DM 12,500
One share with a par value of DM 24,000
One share with a par value of DM 6,000
One share with a par value of DM 7,500
One share with a par value of DM 7,500
One share with a par value of DM 6,000
One share with a par value of DM 21,000
One share with a par value of DM 5,000
One share with a par value of DM 5,000
One share with a par value of DM 500
Sum total of shares:    DM 150,000


     All shares in ME are held by ME Technology AG, recorded under no. HRB 14687 in the Commercial Register of the Local Court of Leipzig (hereinafter "ME AG") which is thus sole shareholder in ME. The capital stock of ME AG amounts to DM 1 million and is sub-divided into 200,000 shares (hereinafter "ME Shares"). The sole shareholders in ME AG are:

(1)  Dr. Andreas von Aufschnaiter            holding     10,000  ME Shares
(2)  Jozsef Bugovics                         holding     30,000  ME Shares
(3)  Dr. Christoph Bulfon                    holding     40,000  ME Shares
(4)  Philipp A. Schoeller                    holding     36,000  ME Shares
(5)  Andreas Kinsky                          holding      6,000  ME Shares
(6)  Dr. Nikolaus Seemann Ritter
     von Treuenwart                          holding     50,000  ME Shares

(7)  SBF Sachsische
     Beteiligungsfond GmbH    holding  10,000  ME Shares
(8)  Roman E. Kainz           holding  10,000  ME Shares
(9)  GCI Management GmbH      holding   8,000  ME Shares

     Nos. (1) through (9) are hereinafter collectively referred to as "ME Shareholders".

4. BROKAT intends to take over the ME Shares by means of an increase in the capital stock against non-cash contribution. The capital stock of BROKAT is to be increased for this purpose and ME AG merged into BROKAT.

     In execution of the above, the Management Board of BROKAT adopted the following resolution to increase capital by exploiting the Authorized Capital I on 20 May 1999:

(1) To increase the capital stock of BROKAT from the amount of DM 40,860,665 (in words: Deutschmarks forty million eight hundred and sixty thousand six hundred and sixty-five) subdivided into 8,172,133 shares of no par value to DM 44,747,955 (in words: Deutschmarks forty-four million seven hundred and forty-seven thousand nine hundred and fifty-five) by exploiting the Authorized Capital I by DM 3,887,290 against non-cash contributions by issuing 777,458 bearer shares of no par value with a calculated share in the capital stock of DM 5.00 each.

(2) The new shares shall participate in profits with effect from 01 September 1999.

(3) The shareholders' statutory subscription right shall be excluded. The new shares shall be subscribed to and taken over by the ME Shareholders as follows:

  a)  Dr. Andreas von Aufschnaiter
      Metzstr. 18/Rgb., 81668 Munich                          38,874   shares

  b)  Jozsef Bugovics
      Ringstr. 33, 04430 Dolzig/Leipzig                      116,618   shares

  c)  Dr. Christoph Bulfon
      Widenmayerstr. 12, 80538 Munich                        155,491   shares

  d)  Philipp A. Schoeller
      Rodelweg 12, 82067 Ebenhausen                          139,943   shares

  e)  Andreas Kinsky
      Ismaninger Strasse 73, 81675 Munich,                    23,324   shares

  f)  Dr. Nikolaus Seemann Ritter von Treuenwart
      Furst-Johann-Str. 5, FL-9497 Triesen,
       Lichtenstein                                          194,364   shares

  g)  SBF Sachsische Beteiligungsfonds GmbH
      Lohrstr. 16, 04105 Leipzig                              38,873   shares

  h)  Roman E. Kainz
      Ziegelweg 2, CH-6052 Hergiswil, Switzerland             38,873   shares

  i)  GCI Management GmbH
      Brienner Str. 10, 80333 Munich                          31,098   shares

      Total                                                   777,458   shares


4. The non-cash contributions shall be effected by transferring to the Company the ME Shares and thus the entire capital stock of MeTechnology AG, recorded in the Commercial Register of the Local Court of Leipzig under no. HRB 14687, as follows:

a)   Dr. Andreas von Aufschnaiter  10,000  ME Shares

b)   Jozsef Bugovics               30,000  ME Shares

c)   Dr. Christoph Bulfon          40,000  ME Shares

d)   Philipp A. Schoeller          36,000  ME Shares

e)   Andreas Kinsky                 6,000  ME Shares

f)   Dr. Nikolaus Seemann Ritter
     von Treuenwart                50,000  ME Shares

g)   SBF Sachsische
     Beteiligungsfond GmbH         10,000  ME Shares

h)   Roman E. Kainz                10,000  ME Shares

i)   GCI Management GmbH            8,000  ME Shares


     The contribution of the ME Shares by the ME Shareholders shall be effective as from the date of transfer to the Company and have a right to participate in profits as from 01 January 1999. Insofar as the value of the ME Shares exceeds the arithmetical proportion of the new shares in the capital stock, the amount of any such surplus up to a maximum amount of DM 151,604,310.00 shall be allocated to the capital reserves of the Company (Section 272, paragraph 2, item 1 German Commercial Code [HGB]).

          - Paragraphs (1) through (4) hereinafter referred to as "Non-Cash Capital Increase".


                                  Subscription

The undersigned .................. subscribes to and hereby takes over ......
new bearer shares of no par value in BROKAT Infosystems AG to be issued to him in accordance with the foregoing resolution on the Non-Cash Capital Increase with a calculated share in the capital stock of DM 5.00 each, therefore amounting to an aggregate of DM .........

Dr. Andreas von Aufschnaiter shall immediately transfer to BROKAT 10,000 ME Shares as a non-cash contribution for the shares taken over with commercial effect as from the date of transfer to the Company and with a right to participate in profits as from 01 January 1999.

The above subscription shall not be binding if the execution of the Non-Cash Capital Increase has not been recorded in the entry of BROKAT in the Commercial Register by 31 December 1999.


Place:
Date: 20 May 1999


______________________________
Dr. Andreas von Aufschnaiter

                                  Translation
                                                                   Schedule EV 3


                               Warranty Agreement



by and between


BROKAT Aktiengesellschaft

- hereinafter referred to as "BROKAT"

and

1.   Dr. Andreas von Aufschnaiter

2.   Jozsef Bugovics

3.   Dr. Christoph Bulfon

4.   Andreas Kinsky

5.   Philipp A. Schoeller

6.   Dr. Nikolaus von Seemann

Nos. 1 through 6 all c/o GSM Industriebeteiligungen GmbH, Brienner Strasse 10, 80333 Munich

7.   SBF Sachsische Beteiligungsfond GmbH

8.   Roman E. Kainz, Ziegelweg 2, CH-6052 Hergiswil, Switzerland

9.   GCI Management GmbH

- Nos. 1 through 9 hereinafter collectively referred to as "Vendors" -

                                       I
                                       -
                                    Recitals
                                    --------

1. BROKAT is a company limited by shares recorded in the Register of Companies of the Local Court of Stuttgart under no. HRB 19292. The capital stock of BROKAT amounts to DM 40,860,665 (in words: Deutschmarks forty million eight hundred and sixty thousand six hundred and sixty-five) and is sub-divided into 8,172,133 shares of no par value.

     The first listing of the BROKAT shares on the regulated market at the Neuer Markt of the Frankfurt Stock Exchange was on 16 September 1998. Listing commenced at the Neuer Markt on 17 September 1998.

     BROKAT develops and markets software and hardware solutions in particular for the secure transfer of data in heterogeneous inter-company data networks and intra-company data networks. The corporate enterprise has developed positively during the course of the past few years and has attained the position of market leader in the market segment it services in Germany. BROKAT is endeavoring to expand the competitive position attained both nationally and internationally.

2. ME AG is a company recorded in the Register of Companies of the Local Court of Leipzig under no. HRB 14687. The capital stock of ME AG amounts to DM 1 million (in words: Deutschmarks one million) and is sub-divided into 200,000 shares. The sole shareholders in ME AG are as follows:

     (1)  Dr. Andreas von Aufschnaiter   holding  10,000  shares
     (2)  Jozsef Bugovics                holding  30,000  shares
     (3)  Dr. Christoph Bulfon           holding  40,000  shares
     (4)  Philipp A. Schoeller           holding  36,000  shares
     (5)  Andreas Kinsky                 holding   6,000  shares
     (6)  Dr. Nikolaus Seemann Ritter
          von Treuenwart                 holding  50,000  shares
     (7)  SBF Sachsische
          Beteiligungsfond GmbH          holding  10,000  shares
     (8)  Roman E. Kainz                 holding  10,000  shares
     (9)  GCI Management GmbH            holding   8,000  shares

     - hereinafter collectively referred to as "ME Shares" -

3. MeTechnology Europe GmbH (hereinafter referred to as "ME") is a company recorded in the Register of Companies of the Local Court of Leipzig under no. HRB 14868. The capital stock of ME amounts to DM 150,000 (in words:
     Deutschmarks one hundred and fifty thousand) and is sub-divided into the following shares:

One share with a par value of DM 3,700
One share with a par value of DM 3,800
One share with a par value of DM 7,500
One share with a par value of DM 15,000
One share with a par value of DM 25,000
One share with a par value of DM 12,500
One share with a par value of DM 24,000
One share with a par value of DM 6,000
One share with a par value of DM 7,500
One share with a par value of DM 7,500
One share with a par value of DM 6,000
One share with a par value of DM 21,000
One share with a par value of DM 5,000
One share with a par value of DM 5,000
One share with a par value of DM 500
Sum total of shares:    DM 150,000

     - hereinafter collectively referred to as "ME Shares"

     ME AG is the sole shareholder in ME GmbH and holds the entire shares in ME.

     ME also develops and markets software and hardware solutions for processing transactions in electronic networks. The business activity of ME focuses principally on the banking sector.

4. ME AG and BROKAT intend to merge in order to obtain synergy benefits. The capital stock of BROKAT is to be increased by DM 3,887,290 for this purpose from the amount of DM 40,860,665 pertaining hitherto to DM 44,747,955 by issuing 777,458 individual share certificates and the ME Shares are to be taken over by BROKAT during the course of the capital increase against non-cash contribution. To execute the foregoing the Vendors and BROKAT shall enter into an Agreement on Subscription and Contribution of Capital on today's date (hereinafter "Subscription Agreement") and the Management Board of BROKAT shall adopt the Resolution on the Capital Increase enclosed as Schedule GV 1.


     In order to regulate the warranties, guaranties and obligations required to supplement the Subscription Agreement the parties hereto agree and covenant as follows:


                                       II.
                                   Warranties


                                      (S) 1
                            Warranties by the Vendors

The Vendors provide BROKAT with a warranty with respect to the corporate assets transferred directly or indirectly in the course of the contribution of the ME Shares pursuant to (S) 3 of the Subscription Agreement in accordance with the provisions set forth in greater detail in Schedule A.
                                          ----------

                                      (S) 2
           Legal Consequences of a Violation of a Warranty or Guaranty
                                 by the Vendors

1. If any incorrect guaranties or representations are given by the Vendors, the Vendors have the right to remedy such violation, insofar as the violation does not demand immediate rectification.

2. If the Vendors fail to remedy such violation within a reasonable period of time not exceeding four weeks, the Vendors shall place BROKAT in the same position it would have been in, had the guaranty or representation given herein been accurate or not infringed ("Damages"). In this connection the following shall apply:

(1) BROKAT shall only be entitled to claim Damages if and insofar as the damage incurred exceeds an aggregate amount of DM 1,000,000 (in words:
     Deutschmarks one million). The elimination of any tax loss carryover shall not give rise to any entitlement to claim Damages.

(2) In the event of a violation of the guaranty set forth in (S) A. 1 item 9, the liability of the Vendors shall be limited to the obligation to make good the amount of the shortfall with respect to the amount of guaranteed equity. The Vendors shall settle the amount of the difference with respect to the guaranteed equity in the annual financial statements A by means of a cash contribution to the reserves of ME.

     If the violation of the guaranty set forth in (S) A. 1, item 9 is due to facts simultaneously breaching one or several other guaranties set forth in
     (S) A. 1 and (S) A. 2, raising a claim to Damages on the basis of a violation of these other guaranties shall be excluded to the extent that this violation has brought about a compensation of the shortfall with respect to the amount of guaranteed equity pursuant to the foregoing paragraph.

(3) Insofar as the Vendors are obliged to pay Damages, the amount thereof shall be limited as follows:

     a) in those cases covered by (S) A. 1, items 1 through 8 (Company Law Matters), (S) A. 1, item 9 (Equity), item 10 (Taxation and Social Security) and item 11 (ME AG) to

     aa) in case of the complete or partial sale of the new BROKAT shares by the Vendors: to the sum total of the proceeds obtained by the sale, but to no less than the proceeds actually obtainable by the Vendors plus

     bb) if the new BROKAT shares are not fully sold: to the sum total of the proceeds actually obtainable by the Vendors through the sale of these shares at the time of performance of the guaranty obligation whereby the employee shares are not to be taken into consideration in cases
     aa) and bb)

          (Sum total of aa) and bb) hereinafter referred to as "Maximum Amount")

     b)   in all other cases to a maximum total of Euro 3 millions.

     The total amount of liability stemming from all of the foregoing guaranties is limited to the Maximum Amount. The foregoing limitations shall not apply in case of a willful or grossly negligent breach of the guaranties.

     All other rights, claims to remedy or claims against the guarantor shall be excluded.

3. Insofar as a third party has a claim against ME AG, ME or BROKAT, ME AG, ME or BROKAT, depending on who is affected, shall give the Vendors the opportunity to proceed against this claim at their own expense. ME AG, ME or BROKAT shall allow the Vendors to participate in all negotiations and in all correspondence with such third party at their own expense. At the Vendors' request ME AG, ME or BROKAT, depending on who is affected, shall conduct litigation against such third party at the Vendors' expense and in accordance with their instructions, or arrange for the respective company to conduct litigation, provided, however, that the Vendors effect security to the other party in an amount corresponding to the costs or expenses anticipated in connection with the conduct of the litigation.

4. Insofar as it is a question of knowledge of certain circumstances or situations which was or should have been available, such knowledge available to the members of the management acting for ME at the time the Agreement was executed is to be attributed to the Vendors.

5. All taxes, duties and other claims due in derogation from the representations made in (S) A. 1, item 10 shall be for the Vendors' account subject to the provisions of paragraph 2(1) and (2) and are to be refunded to ME AG or ME. The settlement shall be effected taking account of the taxes due thereon, gross for net, less any future tax advantages of ME and ME AG corresponding to the claim to compensation discounted at a rate of 6 % p.a.

6. ME AG, ME or BROKAT, depending on who is affected, shall give the Vendors the opportunity to participate in all discussions and possible appeal proceedings in connection with taxes and duties. Paragraph 3 shall apply accordingly, in particular if ME AG and/or ME is affected BROKAT shall grant the Vendors the same access to all information and correspondence and the same participation at discussions and BROKAT shall appeal and apply for legal remedies in accordance with the instructions of the Vendors in accordance with the provisions of paragraph 3.


                                      (S) 3
                               No Prior Knowledge

     Prior to entering into this Agreement BROKAT conducted a due diligence examination of the ME enterprise and had an extensive opportunity to gain an insight into the conditions pertaining at ME. Insofar as BROKAT, at the time of execution of this Agreement, was aware of facts or circumstances which give rise to or could give rise to the violation of a guaranty or warranty assumed by the Vendors on behalf of the ME business, BROKAT shall not be entitled to any warranty or guaranty claims. The same shall apply to ME AG with respect to the agreements made available together with the covering letter of 17 May 1999. BROKAT declares that, at the time of execution of this Agreement, in particular following completion of the due diligence examination and conduct of cooperation with ME, it is not aware of any facts which give rise to or could give rise to any violation of a warranty or guaranty, with the exception of those disclosed to the Vendors in the letter dated 17 May 1999.


                                      (S) 4
                             Statute of Limitations

1. Claims by BROKAT based on a violation of obligations, guaranties or representations pursuant to (S) A. 1 - (S) A. 2 of Schedule A, excluding those in (S) A. 1, item 10, shall become time-barred on 31 December 1999.

2. Claims falling under (S) A. 1, item 10 shall become time-barred with respect to the taxes, duties or other claims affected, two months following receipt of a non-appealable tax assessment of the respective tax, duty or other claim, which assessment is not conditional upon any re-examination, but no later than upon expiration of the respective deadline for determination of the tax, duty or other claim falling under (S) A. 1, item 10.


                                      (S) 5
                 Redemption of Liabilities Equivalent to Equity

1.   The Vendors shall ensure that

     (1) the agreement on convertible loan stock entered into in November 1998 between ME AG and Private Equity Bridge Invest Ltd and all other agreements entered into in connection with the convertible loan stock be terminated ("Convertible Loan Stock");

     (2) the participation agreement entered into between ME and SBF Sachsische Beteiligungsfonds GmbH on 02/06 December 1996 together with a supplement thereto dated May 1998 be terminated in accordance with the provisions of the takeover agreement in GV2(2) ("Dormant Participation");

     (3)  the loan agreement entered into between ME and GSM
          Industriebeteiligungen GmbH be terminated on the date of transfer of the ME Shares to BROKAT in accordance with GV2(3) ("GSM Loan");

     (4) the creditors of the Dormant Participation, of the GSM Loan and of the Convertible Loan Stock waive their entire control and information rights and any reservations subject to their approval with effect from the transfer date of the ME Shares to BROKAT by means of a declaration in writing to be submitted to BROKAT;

     (5) the creditors of the Convertible Loan Stock waive their contractual conversion right with effect from the transfer date of the ME Shares to BROKAT by means of a declaration in writing to be submitted to BROKAT.

2.   The Vendors shall indemnify ME AG and ME with respect to

     (1) any claim to repayment of the loans or contributions granted to ME AG or ME on the basis of the Dormant Participation or GSM Loan to ME and on the basis of the Convertible Loan Stock and

     (2) any claim to payment of interest or other remuneration for the Dormant Participation or the GSM Loan insofar as incurred for the period with effect from 31 July 1999;

     (3) any claim to payment of interest or other remuneration for the Convertible Loan Stock.

     The claim to indemnification by ME AG, ME and BROKAT shall become time-barred following expiration of a period of four years following the due date of the claim by the creditor.

     ME AG and ME shall allocate the equivalent value of the contributions to be made by the Vendors in accordance with the Contribution Agreement (GV4) to reserves as a contribution affecting net profits under commercial law, but not affecting net income from a taxation viewpoint. The Vendors shall not be liable for the company's treatment of the contribution under commercial and taxation law.


                                       III
                                  Miscellaneous

                                      (S) 6
                             Non-Competition Clause

1. Vendor no. 1 [Bugovics] and Vendor no. 2 [Kinsky] each undertakes on his own behalf not to conduct or promote any business activity, either directly nor indirectly, in the field of the development, sale or consultancy of software and hardware solutions for the secure transfer of data and the processing of transactions in heterogeneous inter-company data networks and intra-company electronic data networks for a period of two years following 31 July 1999 (hereinafter "Competition Date"). In particular neither Vendor no. 1 nor Vendor no. 2 shall form, acquire, hold a participating interest in, advise or otherwise promote any enterprise competing with ME as defined above. This non-competition clause shall apply world-wide.

2. The other Vendors each undertake on their own behalf not to advise, otherwise promote or hold a participating interest, either directly or indirectly, in one or several of the enterprises listed in Schedule GV 3
                                                                -------------
     for a period of two years following the Competition Date. Participations of less than 1% of the capital are not deemed to constitute competition and are allowed.

3. If a court of law should rule that the provisions of this non-competition clause are invalid or unenforceable in whole or in part, the parties hereto mutually agree that this respective court shall be authorized to amend or rescind the scope, the period of validity or other provisions and to replace such invalid or unenforceable provisions by provisions which are valid and enforceable and which pursue an economic purpose approximating most closely the purpose intended by the Agreement.

4. For a period of five years with effective from the Competition Date the Vendors shall not solicit any employees away from ME AG, ME or BROKAT or cause any third party to solicit employees away from ME AG, ME or BROKAT.


                                      (S) 7
                             Employee Participation

1. Prior to entering into this Agreement ME AG offered the ME employees the prospect of taking a participating interest in the capital stock of ME AG, in order to participate them indirectly in the ME enterprise. The Vendors shall therefore offer and transfer to these employees BROKAT Shares from their own stock of BROKAT Shares in accordance with the following provisions:

     (1)  The Vendors shall hold in readiness 45,052 BROKAT Shares as defined in
          (S) 4 hereof (hereinafter "Employee Shares") for the purpose of being purchased by ME employees;

     (2) offer and grant to ME employees in an employment relationship with ME at the time of execution of this Subscription Agreement option rights to acquire Employee Shares by analogous application of the option conditions applying to BROKAT employees and in accordance with more detailed instructions by BROKAT;

     (3) if and insofar as the employees exercise these option rights in good time, transfer Employee Shares to the holders of these option rights concurrently upon payment of a sales price of Euro 32.72 per Employee Share;

     (4) if and insofar as the employees do not exercise these option rights in good time and/or if the Employee Shares are not subject to option rights and/or if the preconditions subject to which the option rights may be exercised are not met and in all other cases where the employees cannot acquire the Employee Shares, such shares may be exploited for the Vendors' own account;

     (5) waive any exercising and raising of all the administrative rights, in particular voting and subscription rights, associated with the Employee Shares during the ownership thereof by the Vendors, or alternatively transfer such rights to third parties in accordance with instructions from BROKAT;

     (6) waive the right to dividends arising during the ownership of the Employee Shares by the Vendors.

2. The Vendors shall bear all costs and taxes arising in connection with the execution of paragraph 1 including any such social security costs and taxes (hereinafter collectively "Costs") arising for or to be borne by ME AG, ME or BROKAT up to the amount of the proceeds from the sale of the Shares. The proceeds from the sale of the Shares shall be equivalent to the sum of the sales prices obtained for the Employee Shares by the Vendors in accordance with paragraph 1 (3) and the exploitation prices obtained in accordance with paragraph 1 (4) (hereinafter "Sale Proceeds").

3. The obligation of the Vendors to offer and transfer the Employee Shares to the employees in accordance with the terms of paragraph 1 may not be enforced against the Vendors insofar and as long as

     (1) the Costs exceed the Sale Proceeds or if the Vendors estimate that they could exceed them and

     (2) if it is not guaranteed that the Costs in excess of the Sale Proceeds (hereinafter "Shortfall") will be assumed by the Employees or a third party by providing adequate security.

     If the Vendors' obligation to offer and transfer the Employee Shares to the employees in accordance with the terms of paragraph 1 cannot be enforced against the Vendors under the terms of this paragraph, the Vendors shall be entitled to demand, in a written declaration to BROKAT, that the Shortfall be taken over by providing security (hereinafter together "Cost Security"). The Cost Security is to be provided to the Vendors no later than three months after receipt of the declaration by BROKAT; in such case the written assurance from BROKAT that the Shortfall will be taken over upon first demand shall be deemed to constitute adequate Cost Security at any event.

     BROKAT is not obliged to take over the Shortfall; if the Cost Security is not evidenced within the aforementioned deadline, however, the obligations of the Vendors under paragraph 1 (1) through (3), (5) and (6) shall be canceled.

4. To guaranty compliance with the obligations undertaken in the foregoing paragraphs 1 through 3 the Vendors shall transfer the Employee Shares immediately after the purchase thereof to the

                                 Dresdner Bank
                               Frankfurt am Main
                              Jurgen-Ponto-Platz 1

     as trustee and give such trustee irrevocable instructions to hold and exploit the Employee Shares in accordance with paragraphs 1 through 3 and paragraph 6 and to meet the obligations undertaken by ME AG vis-a-vis the employees and BROKAT, subject to the reservation contained in paragraph 3 above, for the account of ME AG.

5. The Vendors are entitled to transfer the obligations set forth in this (S) 7 to a third party given the approval of BROKAT, whereby BROKAT must grant such approval save as in the event of cause for refusal thereof.

6. If it is not possible to sell the Employee Shares to the employees prior to 31 December 2004, whether it be due to the non-occurrence of the option entitlement or to other reasons, or whether it be due to the cancellation of the obligations as set forth in paragraph 1 in the absence of a Cost takeover or provision of security as set forth in paragraph 3, the Employee Shares shall be at the free and unencumbered disposal of the Vendors. Claims by the Vendors to Cost Security granted with respect to Employee Shares covered by sentence one above may no longer be raised; payments already received by the Vendors with respect to such Employee Shares on the basis of such Cost Security are to be refunded to the provider of such Security.

                                      (S) 8
                               Condition Precedent

     This Agreement shall become effective as soon as all of the following conditions have been met:

1.   Once the Subscription Agreement has been validly executed.

2. Once the Management Board of BROKAT has adopted the resolution on the capital increase in accordance with (S) 1, paragraph 2 of the Subscription Agreement.


                                     (S) 9
                                  Taxes, Costs

BROKAT shall bear the costs of any notarial authentication of this Agreement. The parties hereto shall otherwise each pay their own costs and taxes arising in connection with the execution and performance hereof.


                                     (S) 10
                                Final Provisions

1. The individual Vendors shall not be liable for the obligations undertaken in accordance with this Agreement as joint and several debtors but pro rata in proportion to the share they hold in the capital stock of ME AG.

2. The following persons are authorized to take delivery of all notices or declarations of intent to be given in accordance or in connection with this Agreement to the Vendors or BROKAT:

if to the Vendors:

                             Dr. Christoph Bulfon,
                      c/o GSM Industriebeteiligungen GmbH
                       Brienner Strasse 10, 80333 Munich

with a copy to:

                              Oppenhoff & Radler,
                         Attn.: Dr. Hermann Schlindwein
                Mainzer Landstrasse 16, 60325 Frankfurt am Main

if to BROKAT:

                                  Stefan Rover
                        Obere Strasse 18, 71155 Altdorf

with a copy to:

                               Haver & Mailander
                            Attn.: Dr. Peter Ladwig
                         Lenzhalde 83, 70192 Stuttgart

3. Alterations and modifications to this Agreement including any such alterations and modifications to this clause itself must be made in writing to be legally valid, save as where a more stringent form is imposed by law; in such a case this more stringent form must be complied with.

4. If any provisions contained herein should be ineffective or unenforceable, this shall not affect the validity of the remaining provisions hereof. This shall also apply if it should transpire that this Agreement contains a gap. A reasonable ruling shall be deemed to replace the ineffective or unenforceable provisions or to complete the gap which forms the closest equivalent to the intention of the parties or which they would have intended in accordance with the spirit and purpose of this Agreement if they had considered the issue when the Agreement was entered into or when a provision was included at a later date.



Place:
Date:

______________________________               ________________________________

                                   Schedule A
                           Warranties by ME AG and ME

(S) A. 1
Guaranties by the Vendors

     The Vendors provide the following guaranty with respect to 10 March 1999 save as where the provisions hereinbelow indicate a different date (hereinafter "Effective Date"):

1. ME AG and ME have been duly formed and are validly existing companies, their capital stock or equity has been fully paid in and no repayments of the capital stock or equity have been effected and no such obligations undertaken; there is no obligation to effect subsequent contributions, irrespective of the legal ground therefor, in particular not on account of inadequate or concealed non-cash contributions;

2. The merger agreement dated 13 July 1998 and the contribution agreement between ME and ESM Information Technology Entwicklungs GmbH dated
     ............. have been effectively executed and implemented;

3. The articles of incorporation of ME AG and ME are valid in the version dated 6 November 1998 (ME AG; date of the Certificate of Completeness issued by Notary Public Dr. Vossius, Roll of Deeds No. URNr. 3445/1998) and dated 13 July 1998 (ME);

4. The extracts from the Commercial Register submitted for ME AG and ME and for the companies in which ME holds a participating interest accurately reflect the situation of ME and of the companies in which ME holds a participating interest;

5. At the time of transfer to BROKAT there are no encumbrances on the Vendors' ownership in the ME Shares - excluding the restrictions on disposal established to secure the implementation of the Subscription Agreement - the shares in ME held by ME AG and the participating interests in other companies held by ME are not subject to any restrictions on the disposal thereof nor to any rights of third parties, in particular

     - the ME Shares, these shares and these participating interests have not been pledged, pledged as security, assigned as security or assigned for any other reason,

     - there are no option or other third party rights to acquire or charge the ME Shares, these shares or participating interests,

     - The ME Shares, these shares, these participating interests and the rights stemming therefrom are not subject to usufructuary rights of third parties, sub- participations, dormant companies or similar relations under company law;

6. At the time of transfer of the ME Shares to BROKAT, there are, save as indicated in Schedule A. 1.8, no participations in ME AG or ME other than
                  ---------------
     the ME Shares and the shares held in ME by ME AG, in particular there are no dormant participations, rights to acquire stock, shares or participating interests or other rights such as loans with participation in the debtor's profits which could give rise to a participation in the profits or assets of ME AG or ME or to participate in decisions made by the shareholders;

7. The participating interest in ME Ungarn (Hungary) is held by Mr. Joszef Bugovics as trustee of ME;

8. The Vendors warrant the liquidity of ME AG up to the date of transfer of the ME Shares to BROKAT and of ME up to the Effective Date by providing a security for any outside funding which may be necessary. Such security shall thereafter be taken over by BROKAT.

9. With respect to ME it is guaranteed that, when applying the statutory provisions applying to large corporations and generally accepted accounting principles and continuing to apply the same principles for drawing up the balance sheet as applied to the previous balance sheet date and the same, legally admissible assessment principles, whilst consistently exercising the same optional rights for drawing up the balance sheet and for assessments, subject to any assessment modifications due to tax audits, the balance sheet and income statement of ME as per 31 December 1998 enclosed as Schedule A. 1.9 (hereinafter collectively "Annual Financial Statements
        ---------------
     A") are accurate to the extent that, taking account of the redemption of equity-like obligations as set forth in (S) 5 (assuming that this was effected as per 31 December 1998), they show capital stock of no less than DM 3,611,167.66. No guaranty is given in excess hereof with respect to Annual Financial Statements A. In particular no guaranty is given with respect to the volume of sales situation and the realization of sales. Insofar as the amount of capital stock should be changed due to the fact that the Annual Financial Statements A were not compiled on a going concern basis (for instance due to existing loss carryforwards) no guaranty is given with respect to such change in the amount of the capital stock either.

     Insofar as the balance sheet treatment of business transactions in the Annual Financial Statements A were disclosed and explained to BROKAT or BROKAT's advisors,

     BROKAT cannot deduce any rights from the balance sheet treatment of such transactions.

10. ME AG and ME have filed in good time all requisite tax returns, statements of account with respect to public duties etc. or shall file the same and shall pay all taxes and public duties due by the Effective Date.

11. With respect to ME AG it is guaranteed that as per the date of transfer of the ME Shares to BROKAT, the only asset of ME AG is the interest in ME and that there are no liabilities, contingent liabilities, imminent liabilities, whether known or unknown, and that ME AG is not subject to any obligation - whether it be from any agreement or due to another legal ground, whether capable of being entered in the balance sheet or not. Any further liability is excluded, in particular no liability whatsoever is assumed for the valuation given in the balance sheet for the interest held in ME by ME AG.


                                    (S) A. 2
                Guaranties by Andreas Kinsky and Joszef Bugovics

Andreas Kinsky and Joszef Bugovics guaranty as per the Effective Date that:

1. All of the information and documentation given to BROKAT is fundamentally complete, correct and not misleading according to their best knowledge and careful examination;

2. No major resolutions have been adopted by the shareholders, the supervisory boards or the management other than those disclosed to BROKAT;

3. The participating interests held in ME Ungarn and the industrial property rights of use to the ME enterprise and held by ME are held by Mr. Joszef Bugovics as trustee of ME;

4. No continuous, negative change has arisen with respect to the assets, financial or profit and loss situation of ME since 31 December 1998 as compared with previous developments;

5. The property leased, taken on lease or rented by ME and specified in greater detail in Schedule A. 2.3(3) is in the possession of ME and
                       ------------------
     available for ME's free use;

6. ME has not taken on lease, rented or leased any property other than the property specified in Schedule A. 2.3(3), involving an individual net
                           ------------------
     monthly financial outlay in excess of DM 5,000;

7. The IT systems and products of ME and all parts thereof are in conformity with Y2K requirements and will guaranty a safe and defect-free Y2K function prior to and following 01 January 2000 without even partial renewal or upgrading, whereby no such liability is assumed whatsoever with respect to IT systems and products delivered by third parties and with respect to the conformity of systems and products supplied by customers in this respect;

8. The industrial property rights (patents, utility models, copyrights, trademarks and marks, know-how) specified in Schedule A. 2.3(6) including
                                                  ------------------
     the applications effected by the Effective Date and all license rights resulting herefrom:

     - are solely due to ME without encumbrance except as otherwise specified in Schedule A. 2.3(6), and, according to Vendors' best knowledge, there are no third party rights to these protected or license rights or with respect to the use thereof;

     - are legally valid and existing according to the Vendors' knowledge, are not being contested by third parties nor are, according to Vendors' knowledge, any such contests threatened, nor is there any danger of cancellation or nullity of the protected rights and, according to the Vendors' best knowledge, the protected rights or use thereof do not violate any industrial property rights of third parties;

     - and that there are no fundamental agreements affecting the corporate purpose of ME, with the exception of those specified in Schedule A. 2.3(6), which include the use of protected rights including marks;

9. According to the Vendors' best knowledge, conducting the business of ME does not infringe upon any industrial property rights of third parties;

10. During the period of time intervening between 31 December 1998 on the one hand and the date of transfer of the ME Shares to BROKAT on the other hand, ME AG and ME have not conducted any transactions not falling within the ordinary course of business about which BROKAT or BROKAT's employees have not been informed in advance and which BROKAT or one of BROKAT's employees has not objected to. The Vendors assume no liability whatsoever for any deterioration in the financial or profits situation or in the continuation of ME caused by notification of the cooperation with BROKAT or by the (whole or partial) migration of ME and BROKAT. Insofar as any continuing deterioration in the business operation or in the assets, financial or profit situation of ME should occur during this period, ME AG shall advise BROKAT hereof without delay.

11. ME has basically duly performed all of the orders - insofar as they have been completed prior to the Effective Date;

12.  The customer agreements set forth in Schedule A. 3.1(2) have not been
                                          ------------------
     terminated.

13. ME has no obligations arising from the following legal relationships except for those agreements and obligations disclosed in Schedule A. 3.2:
                                                       ---------------

     (1) Employment or work agreements awarding an annual gross fixed salary in excess of DM 150,000 in each case or providing for notice of termination of longer than one year or awarding employees or executives profit participation;

     (2) Obligations or promises with respect to old-age, invalidity, early retirement or dependent benefits which are not completely covered in the annual financial statements of ME (basis rate of interest 6%) or fully recognized in the accounts;

     (3) Plant agreements or obligations from other collective bargaining agreements in connection with labor relations (including claims by third parties, in particular social security authorities and the employment exchange), obligations stemming from social schemes for layoffs, agreements settling conflicting interests, plant practices or overall commitments to perform social security benefits or other employee benefits;

     (4) Consultancy agreements of all types with an annual volume in excess of DM 150,000;

     (5)  Agreements awarding an exclusive distribution right;

     (6) Agreements with commercial agents, distributors and other dealers providing for contractual or statutory settlement or compensation claims or which could give rise to such claims, whether they be conditional or unconditional, due or not due;

     (7) Sureties, guaranty obligations, joint assumption of debt, letters of comfort or granting any type of security individually in excess of DM 50,000 and obligations to third parties individually in excess of DM 50,000 where such third parties have provided ME with sureties, guaranties or other security of any kind;

     (8) Obligations to grant and/or draw on loans of all kinds with an annual volume in excess of DM 50,000;

     (9) Rental, lease or leasing agreements not terminating on 31 December 2002 at the latest and/or providing for a monthly financial burden or monthly proceeds individually in excess of DM 5,000;

     (10) Agreements on the purchase or sale of real estate or rights to real estate which have not been performed or not fully performed;

     (11) Investment agreements (on the acquisition of assets) giving rise to an obligation by ME individually in excess of DM 100,000;

     (12) Any type of arrangement to restrict competition, in particular agreements excluding or limiting the right of one of the ME companies to conduct business in certain lines or areas of business or to use the initials "ME";

     (13) Agreements on industrial property rights or know-how or other immaterial rights or license agreements covering industrial property rights or know-how or other immaterial rights - excluding agreements entered into with customers - irrespective of whether ME is the vendor, purchaser, licensee or licensor (excluding sales licenses and agreements on the licenses required for the normal conduct of business [standard software etc.]);

     (14) Agreements with suppliers and/or customers, the value of which exceeds DM 500,000 or with respect to which ME has delayed performance for a period of more than four weeks and/or which provides for compensation to be paid for delayed performance in excess of DM 100,000 in each individual case, insofar as such obligations are not contained in the Schedules to this Agreement or taken into consideration in the Annual Financial Statements A;

     (15) Agreements or other obligations with respect to the Vendors or enterprises in which the Vendors hold a direct or indirect participation and insofar as such obligations are not contained in the Schedules to this Agreement or taken into consideration in the Annual Financial Statements A;

     (16) Obligations with respect to former shareholders and/or their heirs;

     (17) Affiliation agreements as defined in Section 291 et seq. of the German Stock Corporation Act and cooperation agreements of any type excluding distribution partnerships;

     (18) Agreements and arrangements with respect to the participation by ME in joint ventures or consortia;

     (19) Agreements on the purchase or sale of enterprises, participating interests in enterprises, operating facilities or part operations which have not yet been performed;

     (20) Agreements under public law which have not yet been performed.

14.  The list of existing insurance agreements contained in Schedule A. 3.3 is
                                                            ---------------
     complete and provides an accurate picture of the insurance cover existing at ME; the Vendors represent that all of the premiums due with respect to these insurance policies have been duly paid;

15. No claims have been raised against ME with respect to product liability, warranty or damages with a risk of over DM 50,000 in each case and - according to the Vendors' best knowledge, there are no circumstances evident to ME AG which could give rise to any such claims;

16. ME is not party to any litigation, arbitration proceedings, administrative proceedings or any other official proceedings with a risk of over DM 10,000 in each case, excluding those set forth in Schedule A. 2.1.6, and no
                                                -----------------
     circumstances are evident which could give rise to any such claims;

17. According to the Vendors' best knowledge the business operation conducted by ME does not infringe upon any provisions, guidelines or official orders under trading law, public construction law, neighborhood law, public and private law of emissions or under other environmental, anti-trust, unfair competition or penal law or the corresponding foreign legal provisions, where compliance with such is of fundamental importance for the continuation of the business operation of ME;

18. No judicial or official proceedings are pending on account of a willful violation of public law provisions and rulings or on account of suspected crimes or offenses, nor are any such proceedings impending according to the Vendors' best knowledge;

19. All and any retrospective demands for taxes, duties, customs and ancillary tax burdens such as interest, and fines relating to the period up to 31 December 1998 at ME AG or ME have been entered as a liability in the annual financial statements;

20. No public grants or subsidies awarded to ME are due for repayment now or in future on account of the transfer of the ME Shares to BROKAT for instance.


                                    (S) A. 3
                               Guaranty by BROKAT

BROKAT undertakes with respect to the ME AG balance sheet as per 31 December1998 attached as Schedule A. 1.11 that
            ----------------


a)  it shall be approved promptly

b) it shall not be amended without the written consent of Vendor no. 3 (Dr. Christoph Bulfon).


Frankfurt am Main/Munich/Stuttgart, 20 May 1999


     On behalf of BROKAT by virtue of a power of attorney conferred orally and promising to submit a written authority [handwritten]: power of attorney at a later time:


[signed]
 ................................................
Dr. Peter Ladwig

On behalf of

a) Vendors nos. 1, 2, 4 through 6 and 9 by virtue of a power of attorney conferred and promising to submit the written authority of those persons represented at a later time and on his own behalf and

b) on behalf of SBF Sachsische Beteiligungsfond GmbH by virtue of a telefax copy of a power of attorney as appended hereto:


[signed]
 ...............................................
Dr. Christoph Bulfon


On behalf of Mr. Roman E. Kainz by virtue of a telefax copy of a power of attorney as appended hereto:


[signed]
 ...............................................
Dr. Hermann Schlindwein

Negative List (Non-Competition)

NetLife
Datadesign AG
FICS
EDIFY
Neon
Netdynamics
BEA
Security First
Factum
Ikoss Van